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                                 FORM N-4, ITEM 24(b)(4)(4.18)
  AUL AMERICAN SERIES, GUARANTEED BENEFIT EMPLOYER-SPONSORED TDA CONTRACT, SBR
                           CONTRACT NO. GBERTDA.OM-K
                                   OMNI-ERTDA
--------------------------------------------------------------------------------
CONTRACT NUMBER:                    [GA XX,XXX]

CONTRACTHOLDER:                     [ABC COMPANY]

DATE OF ISSUE:                      [JANUARY 2, 2002]

CONTRACT DATE:                      [JANUARY 1, 2002]

FIRST CONTRACT ANNIVERSARY:         [JANUARY 1, 2003]

American   United  Life   Insurance   Company  (AUL)  issues  this  contract  in
consideration of the Contractholder's application and its payment of Contributions to AUL. When used in this contract, "we," "us," or "our" refer to AUL and "you" or "your" refer to the Contractholder.

All provisions and conditions stated on this and subsequent pages are part of this contract.

This contract is signed for us at our Home Office in Indianapolis, Indiana. Our mailing address is P.O. Box 368, Indianapolis, Indiana 462060368. Our street address is One American Square, Indianapolis, Indiana 46282.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. You may return the contract for any reason within ten days after receiving it. If returned, the contract is void from the beginning and any Contributions will be refunded.


                                          AMERICAN UNITED LIFE INSURANCE COMPANY

                                          By  /s/ Jerry D. Semler

                                          Chairman of the Board,
                                          President, & Chief Executive Officer

                                          Attest

                                          Secretary

                               AUL American Series
                    Guaranteed Benefit Employer-Sponsored TDA
                  Multiple-Fund Group Variable Annuity [(SBR)]
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THIS CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning your contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].


GBErTDA.OM-K                                           [(SBR)]          1

                                TABLE OF CONTENTS

SECTION 1  DEFINITIONS                                                      [3]

SECTION 2  ADMINISTRATION OF PARTICIPANT ACCOUNTS                           [6]

         2.1---- How Contributions Are Handled
         2.2---- Transfers from Other Retirement Programs
         2.3---- Reallocation of Participant Accounts
         2.4---- Excess Contributions
         2.5---- Transfers from Other Contracts

SECTION 3 - OPERATION OF FIXED INTEREST ACCOUNT                             [8]

         3.1---- Allocations to Participant Accounts
         3.2---- Provision of Guaranteed Rates for Interest Pockets 3.3---- Renewal of Guaranteed Rates
         3.4---- Minimum Rate Guarantee
         3.5---- Allocation of Withdrawals
         3.6---- Limitation on Contributions and Transfers to FIA

SECTION 4  VALUATION OF INVESTMENT ACCOUNTS                                 [9]

         4.1---- Operation of Investment Accounts
         4.2---- Valuation of Mutual Funds and Other Entities
         4.3---- Accumulation Units
         4.4---- Value of Accumulation Units
         4.5---- Valuing Participant Accounts

SECTION 5  BENEFIT PAYMENTS AND TRANSFERS                                  [10]

         5.1---- General Withdrawal Provisions
         5.2---- Plan Benefit Payments
         5.3---- Transfers Between Investment Options
         5.4---- Transfers to and from the FIA

SECTION 6 - ANNUITIES                                                      [14]

         6.1---- Annuity Purchases
         6.2---- Annuity Options
         6.3---- Determining Annuity Amount
         6.4---- Proof of Age and Survival; Minimum Payments
         6.5---- Annuity Certificates

SECTION 7  OTHER CONTRACT CHARGES                                          [15]

         7.1---- Investment Option Charge (IOC)
         7.2---- Taxes
         7.3---- Reduction or Waiver of Charges


GBErTDA.OM-K                                           [(SBR)]          1

         7.4---- Other Charges
         7.5---- Variable Investment Plus (VIP) Credit Factor

SECTION 8  CONTRACT MODIFICATIONS                                          [17]

         8.1---- Contract Amendment
         8.2---- Rates and Section 7 Charges
         8.3---- Conformance with Law
         8.4---- Addition, Deletion, or Substitution of Investments 8.5---- Our Right to Initiate Changes
         8.6---- Prohibited Amendments

SECTION 9  TERMINATION OF CONTRACT                                         [19]

         9.1---- Termination by You
         9.2---- Payment Upon Termination by You
         9.3---- Termination by Us
         9.4---- Payment Upon Termination by Us
         9.5---- Indemnification Required
         9.6---- Effect on Contract Obligations

SECTION 10  GENERAL PROVISIONS                                             [21]

         10.1---- Ownership
         10.2---- Entire Contract
         10.3---- Benefit Determinations
         10.4---- Recordkeeping Services
         10.5---- Representations and Warranties
         10.6---- Contractholder Representative; Misstatement of Data 10.7---- Form of Request, Notice, Instruction, or Direction 10.8---- [Quarterly] Statement of Account Value
         10.9---- Conformity with Law
         10.10--- Gender and Number
         10.11--- Facility of Payment
         10.12--- Voting
         10.13--- Acceptance of New Participants or Contributions
         10.14--- Our Annual Statement
         10.15--- Nonforfeitability and Nontransferability
         10.16--- Notice of Annual Meeting of Members

[TABLE OF CONTRACT CHARGES]                                                [24]

[TABLE OF GUARANTEED IMMEDIATE ANNUITIES]                                  [25]

[TABLE OF INVESTMENT ACCOUNTS]                                             [26]

GBErTDA.OM-K                                                [(SBR)]          2

                              SECTION 1 DEFINITIONS

1.1  "Account Value" for a Participant Account as of a date is:

     (a) that account's balance of funds in the Fixed Interest Account (FIA), if any, on that date; plus

     (b) the value of that account's Accumulation Units in each Investment Account on that date.

1.2 "Accumulation Unit" is a valuation device used to measure increases in and decreases to the value of any Investment Account.

1.3 "Annuity Commencement Date" is the first day of the month an annuity begins under this contract. This date may not be later than the date a Participant's periodic benefits are required to commence under the Code.

1.4 "Business Day" is any day both the New York Stock Exchange and our Home Office are open for the general conduct of business.

1.5 "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations or rulings thereunder.

1.6 The "First Contract Anniversary" is listed on the contract face page. Subsequent "Contract Anniversaries" are on the same day of each subsequent year.

1.7 "Contract Quarter" is each of the four successive threemonth periods in a Contract Year.

1.8 The first "Contract Year" starts on the Contract Date and ends on the day before the First Contract Anniversary. Each subsequent Contract Year starts on a Contract Anniversary and ends on the day before the next Contract Anniversary.

1.9 "Contributions" are funds which can be allocated to Participant Accounts according to your instructions and which have been paid to us pursuant to the Plan or transferred from a prior AUL group annuity contract or a prior funding medium. Such transferred funds may be listed under categories other than "Contributions" on annual and quarterly reporting.

1.10 A "Contribution-Source" means each type of Contribution allowed under the Plan, including the following:

     (a) "Elective Deferrals," which means, with respect to any taxable year, any Contribution made under a salary reduction agreement. A Contribution made under a salary reduction agreement is not treated as an Elective Deferral if, under the salary reduction agreement, such Contribution is made pursuant to a one-time irrevocable election made by the Participant at the time of initial eligibility to participate in the agreement, or is made pursuant to a similar arrangement involving a one-time irrevocable election specified in Regulations issued under the Code.

     (b) "Employee Mandatory Contributions," which means Contributions made under a salary reduction agreement pursuant to a one-time irrevocable election made by the Participant at the time of initial eligibility to participate in the agreement, or made pursuant to a similar arrangement involving a one-time irrevocable election specified in Regulations issued

GBErTDA.OM-K                                           [(SBR)]          3
          under the Code.

     (c) "Employer Contributions," which means Contributions made by the Participant's employer that are not made pursuant to (a) or (b) above.

1.11 "Excess Contributions" are Contributions in excess of the applicable Code limits.

1.12 "Fixed  Interest  Account" or "FIA" is an  Investment  Option  described in
     Section 3 to which Contributions may be allocated for accumulation at the Guaranteed Rates. The FIA funds constitute a portion of our general asset account.

1.13 "Guaranteed Rates" are the guaranteed annual effective rates of interest we credit to each Interest Pocket. We credit interest daily to each Interest Pocket. A Guaranteed Rate may be modified only as described in Section 3.3.

1.14 "Home Office" is our principal office in Indianapolis, Indiana. For anything to be "received by AUL," it must be received at our Home Office.

1.15 "Interest Pocket" means a tracking method which associates funds allocated to the FIA over a specific time period with a specific Guaranteed Rate, as described in Section 3. After the guaranteed period provided in Section 3.3 has elapsed, we may consolidate two or more Interest Pockets in conjunction with the announcement of new Guaranteed Rates.

1.16 "Investment Account" means each distinct portfolio established within our [Variable Account] and identified in the Table of Investment Accounts in this contract. Amounts allocated to any Investment Account are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity identified in the Table of Investment Accounts. Our "[Variable Account]" is a separate account we maintain under Indiana law which is called the AUL American Unit Trust and which is registered under the Investment Company Act of 1940 as a unit investment trust. "Competing Investment Accounts" are those Investment Accounts listed in the Table of Investment Accounts which are marked with an asterisk (*).

1.17 "Investment Option" is the FIA or any Investment Account.

1.18 "Mutual Fund" means any diversified, openend, management company made available by us and listed in the Table of Investment Accounts.

1.19 "Participant" is any person participating in a Plan that has a Participant Account.

1.20 "Participant Account" is an account under this contract for each Participant. Each Contribution-Source is tracked separately within the Participant Account. We credit Contributions to Participant Accounts and Contribution-Sources as you direct.

1.21 "Plan"  means a plan of the  Plan  Sponsor  that is  qualified  under  Code
     Section 403(b) and that invests in this contract.

1.22 "Plan Sponsor" is [ABC Company].

1.23 "Portfolio" is a portfolio established within a particular Mutual Fund, as described in the Mutual Fund's current prospectus.


1.24 "Valuation Periods" start at the close of each Business Day and end at the close of the next Business Day.


GBErTDA.OM-K                                           [(SBR)]          4

(Contract Year)

1.25 The "Withdrawal Charge" is [a percentage of the Account Value withdrawn under this contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The percentage varies by the Contract Year in which a withdrawal is made.] The Withdrawal Charge percentage is as follows:

                  [During Contract Years         Percentage
                        1                            5
                        2                            4
                        3                            3
                        4                            2
                        5                            1
                    Thereafter                       0]

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed [8.5%] of total Contributions allocated to that Participant Account.

(Participant Account Year)

1.25 The "Withdrawal Charge" is [a percentage of the Account Value withdrawn under this contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date we establish the Participant Account and credit the first Contribution to it, and ends on the day before the next anniversary of that date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day before the next anniversary date.] The Withdrawal Charge percentage is as follows:

               [During
             Participant Account Years            Percentage


                        1                            5
                        2                            4
                        3                            3
                        4                            2
                        5                            1
                    Thereafter                           0]

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from a Participant Account, exceed [8.5%] of total Contributions allocated to that Participant Account.

1.26 "Withdrawal Value" is a Participant's Account Value, less any Withdrawal Charge.

GBErTDA.OM-K                                               [(SBR)]          5

                SECTION 2 ADMINISTRATION OF PARTICIPANT ACCOUNTS
2.1 How Contributions Are Handled: Contributions are credited to the appropriate Contribution-Sources within each Participant Account as you direct in your allocation instructions. Contributions must be identified as Elective Deferrals, Employee Mandatory Contributions, or Employer Contributions. A Participant's initial Contribution is allocated to the Participant Account [by the second Business Day after] we (1) receive the initial Contribution or, if later, (2) receive all data necessary to complete the allocation (including data required to establish the
     Participant Account, the amount of the Participant's Contribution, and Investment Option elections). Subsequent Contributions are allocated to the Participant Account [on the Business Day] we (1) receive that Contribution or, if later, (2) receive all data necessary to complete the allocation.

     If we receive funds which cannot be allocated to a Participant's Account, those funds will be returned to you in their entirety or, at our option, only the unallocable portion will be returned to you, [within 5 Business Days.

     If we can allocate a Contribution to a Participant's Account, but we have not received Investment Option elections for that Participant, the Contribution will be credited to the AUL Money Market Investment Account. However, such a Contribution will be credited to the FIA (not the AUL Money Market Investment Account) if the FIA is an available Investment Option and if you elect the 90-day transfer option outlined in Section 5.4(a)(1). Subsequently received Investment Option elections for that Participant will be used to allocate future Contributions only. We will transfer amounts previously allocated for that Participant to the AUL Money Market Investment Account (or the FIA), plus gains or minus losses thereon, only if we are directed to make a transfer. This transfer request must be submitted in a format specifically authorized by us.]

     Participant Account funds may be allocated to Investment Options in any increments acceptable to us. Investment Option elections remain in effect until changed by you. A change in Investment Option elections is made by giving us new Investment Option elections.

2.2 Transfers from Other Retirement Programs: [If permitted by the Plan and by applicable state and federal law, we may accept, or may initiate the transfer of, amounts transferred from other retirement programs. Such transferred amounts, as identified by you, are credited as a rollover Contribution under the appropriate Participant Account and are tracked within this contract as required by applicable state and federal law.]

2.3 Reallocation of Participant Accounts: You may direct us to reallocate all or a portion of the Account Value of any Participant Account among other
     Participant Accounts. You must certify that such reallocation is in accordance with the Plan.

2.4 Excess Contributions: Contributions may vary in amount and frequency, as determined by your Plan.

     On receipt of instructions from you, we will withdraw Excess Contributions, plus gains and minus losses, from a Participant Account and return them to the Participant, or as you direct. Such instructions must state the amount to be returned and certify that such Contributions are Excess Contributions and that such return is permitted by the Plan and the Code. A return of Excess Contributions is treated like a Plan benefit payment, under Section 5.2(a).

GBErTDA.OM-K                                           [(SBR)]          6

     No Participant is permitted to have elective deferral contributions (within the meaning of Code Section 402(g)(3)) made during a calendar year under this contract, or under any other plans, contracts, or arrangements maintained by his employer, in excess of the dollar limitation in effect under Code Section 402(g)(1) and any Regulations issued thereunder for taxable years beginning in such calendar year.

2.5 Transfers from Other Contracts: We may require amounts transferred to a Participant Account from other AUL group annuity contracts to be credited to [the FIA]. We will advise you if this limitation applies before accepting such a transfer.

GBErTDA.OM-K                                           [(SBR)]          7

                SECTION 3 -- OPERATION OF FIXED INTEREST ACCOUNT

3.1 Allocations to Participant Accounts: We credit each Participant's Contributions to the FIA based on the information you provide. We credit interest daily from the date of the Contribution or transfer to the FIA to the date of withdrawal or transfer from the FIA to an Investment Account.

3.2 Provision of Guaranteed Rates for Interest Pockets: At least [10 days] in advance of each [calendar] [quarter], we will declare a Guaranteed Rate for the Interest Pocket for that [quarter]. All Contributions or transfers hereunder which are allocated to the FIA during that [quarter] will earn interest at that Guaranteed Rate until that [quarterly] pocket matures on [the second January 1] following the [quarter] in which that pocket was established.

3.3 Renewal of Guaranteed Rates: Those [quarterly] Interest Pockets which mature at the same time will be combined into [an annual renewal Interest Pocket]. Funds associated with that [annual renewal Interest Pocket] will earn interest for [a full year] at the Guaranteed Rate declared for that pocket. A new Guaranteed Rate for each [annual renewal Interest Pocket] will be declared [at least 30 days prior to every January 1 for the 5 years following the establishment of that pocket]. An [annual renewal Interest
     Pocket] will mature on [January 1 of the sixth year following its establishment], when it will be combined into [one annual portfolio Interest Pocket]. Funds associated with that [annual portfolio Interest
     Pocket] will earn interest for [a full year] at the Guaranteed Rate for that pocket, which will be declared [at least 30 days prior to every January 1].

3.4 Minimum Rate Guarantee: No Guaranteed Rate may be less than an annual effective interest rate of [3.00%].

3.5 Allocation of Withdrawals: Withdrawals or transfers from the FIA are on a first-in/first-out (FIFO) basis. All amounts paid during an installment payout period are paid from all Investment Options on a pro-rata basis.

3.6 Limitation on Contributions and Transfers to FIA: Except for annuity purchases as described in Section 6.1, we reserve the right to limit or disallow allocation of new Contributions and transfers to the FIA upon [30 days] notice to you.

GBErTDA.OM-K                                           [(SBR)]          8

                   SECTION 4 VALUATION OF INVESTMENT ACCOUNTS

4.1 Operation of Investment Accounts: All income, gains, or losses, realized or unrealized, from assets held in any Investment Account are credited to or charged against the applicable Investment Account without regard to our other income, gains, or losses. Investment Account assets are not chargeable with liabilities arising out of any other business we may conduct.

4.2 Valuation of Mutual Funds and Other Entities: The current report or prospectus for each Mutual Fund or other entity listed in the second column of the Table of Investment Accounts describes how that Mutual Fund's or other entity's assets are valued.

4.3 Accumulation Units: We credit amounts allocated to an Investment Account in Accumulation Units. The Accumulation Unit value used is the one for the Valuation Period when we allocate the amount to the Investment Account.

4.4 Value of Accumulation Units: We establish the initial Accumulation Unit value for a new Investment Account on the inception date of that Investment Account. The value of an Accumulation Unit for any later Valuation Period reflects [the Section 4.1 income, gains, and losses and the Section 7.1 Investment Option Charge (IOC)]. We determine the Accumulation Unit value before giving effect to any additions, withdrawals, or transfers in the current Valuation Period.

4.5 Valuing Participant Accounts: We determine the Account Value in an Investment Account by multiplying the Accumulation Units in a Participant Account by the Accumulation Unit value. The Accumulation Unit value of an Investment Account changes only on a Business Day.

GBErTDA.OM-K                                           [(SBR)]          9

                    SECTION 5 BENEFIT PAYMENTS AND TRANSFERS

5.1 General Withdrawal Provisions: Subject to the following provisions of this Section, and prior to notification of contract termination (but not thereafter), you may direct us to withdraw all or a portion of a Participant's Account Value pursuant to Section 5.2 to provide a single-sum payment to you to pay Plan benefits.

     (a) Amounts attributable to amounts held as of December 31, 1988 under another Code Section 403(b) annuity contract may be withdrawn to provide such benefits.

     (b) Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits.

     (c) Contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits, provided that the withdrawal is made to provide a loan or that any distribution of such amount shall not occur until the Participant has either attained age 59 1/2, separated from service, died, become totally disabled (as defined by the Plan), or experienced a hardship (as defined by the Plan). However, in the case of a hardship withdrawal, any gain credited to such Contributions may not be withdrawn.

     (d) Withdrawal of any amount from this contract which is transferred directly by us pursuant to your or Participant instructions to another Code Section 403(b) tax-deferred annuity funding vehicle under applicable IRS rules and regulations is not the provision of a Plan benefit for purposes of Section 5.2, but instead is a Contract termination as to that amount for that Participant; and any such withdrawal shall be subject to application of the Withdrawal Charge pursuant to Section 5.2(a)(3). You hereby grant to a Participant the right to direct the withdrawal and direct transfer of his voluntary Elective Deferrals (as determined by you) to another Code Section 403(b) tax-deferred annuity funding vehicle.
     (e) If, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

     (f) We are not responsible for determining a Participant's compliance with the requirements above. Any withdrawal request submitted by you must include certification as to the purpose of the withdrawal. You assume full responsibility for determining whether any withdrawal is permitted under applicable law and under the terms of a particular Plan. We may rely solely upon your representations made in the withdrawal request.

     (g) [Withdrawals from a Participant Account's FIA share may not be made in an amount less than the smaller of $500 or the Participant Account's entire FIA share. If a withdrawal reduces the Participant Account's FIA share to less than $500, such remaining share shall also be withdrawn.]

     (h) A withdrawal request is effective, and the Account Value to be applied pursuant to Section 5.2 is determined, on the Business Day that we receive a proper withdrawal request (or due proof of death, if received later).
GBErTDA.OM-K                                           [(SBR)]          10

     (i) We will pay any cash lump-sum to you or your designee within [7 days] from the appropriate Business Day as determined in Subsection (h) above, except as we may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. We reserve the right to defer the payment of amounts withdrawn from the FIA for a period of up to [6 months] after we receive the withdrawal request.

5.2 Plan Benefit Payments: You will advise us of any person for whom a payment is due under the Plan, including the nature and amount of such payment, before the date such payment is due or as soon thereafter as is practicable.

     (a) Subject to the limitations provided in Section 5.1 and Subsection (b) below, prior to notification of contract termination (but not thereafter), you may direct us to withdraw all or a portion of a Participant Account to provide a single-sum payment to you to pay:

          [(1) Plan benefits for retirement, death, disability, hardships, loans, required minimum distribution benefits pursuant to Code
               Section 401(a)(9), or benefits after age 59 1/2 or as otherwise allowed by the Code (provided that such benefits after age 59 1/2 or as otherwise allowed by the Code are paid in a taxable distribution to the Participant). Such a withdrawal is not subject to a Withdrawal Charge.

          (2)  Plan benefits for termination of employment. Such a withdrawal is
               not  subject  to  a  Withdrawal   Charge,   with  the   following
               exceptions:

               (A) Any such payment requested for a Participant who terminates employment on or after the date your Plan is terminated is subject to a Withdrawal Charge.

               (B) Any such payment requested for a Participant whose termination of employment is part of a partial Plan termination under IRS guidelines is subject to a Withdrawal Charge.

               (C) Even if there is no full or partial Plan termination under paragraphs (1) and (2) above, any such termination of employment payments during the Contract Year (or, at our option, during the 365-day period preceding our receipt of a termination of employment benefit payment request) which exceed 20% of the aggregate Account Value of all Participant Accounts determined as of the first day of the Contract Year (or the first day of the 365-day period) are subject to a Withdrawal Charge.

               (D) Any such payment requested for a Participant who terminates employment on or after the date the Plan Sponsor files for protection under federal bankruptcy law, is deemed insolvent, dissolves, closes, or shuts down its business, or ceases operations is subject to a Withdrawal Charge.

GBErTDA.OM-K                                           [(SBR)]          11

               (3) Plan benefits not otherwise listed in paragraphs (1) and (2) above. Such a withdrawal is subject to a Withdrawal Charge.]

     (b) Regarding death benefits specifically, notwithstanding the provisions of Section 9, upon receipt from you of instructions and of due proof of the Participant's (and, if applicable, the beneficiary's) death prior to the date the Participant Account is closed, we will apply the Account Value of the Participant Account, minus any charges described in Section 7 that are not included in the Accumulation Unit value, for the purpose of providing a death benefit under the Plan. The death benefit will be paid to the Participant's beneficiary according to the method of payment elected by the beneficiary (unless such method of payment was previously elected by the Participant). The Participant's beneficiary may also designate a beneficiary.

          The death benefit will be payable:

          (1) in a single sum or other method not provided in (2) below; provided, however, that the entire Account Value, minus any charges described in Section 7 that are not included in the Accumulation Unit value, must be paid to the beneficiary on or before December 31 of the calendar year which contains the fifth anniversary of the Participant's death, or

          (2)  as an annuity in  accordance  with the Annuity  Options  shown in
               Section 6.2 over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

          If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected will be paid at least as rapidly as prior to the Participant's death.

     (c) Under Subsection (a)(2) (A), (B), (C), and (D) and under (a)(3) above, if the entire Account Value is withdrawn, the amount paid equals the Withdrawal Value minus any charges described in Section 7 which are not included in the Accumulation Unit value. If a portion of the Account Value is withdrawn, the Account Value is reduced by an amount sufficient to make the payment requested and to cover the Withdrawal Charge and any charges described in Section 7 which are not included in the Accumulation Unit value.

     (d) Notwithstanding the previous provisions of this Section, in the first Contract Year in which a Participant Account is established, you may withdraw from that Participant Account up to [10%] of the sum of the Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the withdrawal request) plus Contributions made for that Participant during that Contract Year, without application of the Withdrawal Charge. You may do the same in the next succeeding Contract Year. In any subsequent Contract Year, you may withdraw from that Participant Account up to [10%] of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the withdrawal request) without application of the Withdrawal Charge.

GBErTDA.OM-K                                           [(SBR)]          12

5.3 Transfers between Investment Options: You may direct us to transfer amounts between Investment Options, or to initiate Participant-directed transfers between Investment Options. A transfer is deemed "Participant-directed" only if it reflects the Participant's investment choice, free of any suggestion or influence by you, the Plan Sponsor, or any fiduciary or other party to the administration or management of the Plan [(with the exception of any investment advice rendered by a third-party provider for whom an Investment Advice Provider Fee is earned under the Table of Contract Charges)]. A transfer that is not "Participant-directed" is Contractholder-directed and is subject to Section 5.4(b). Transfers are effective on [the Business Day we receive the transfer direction]. Transfer directions for a Participant Account may be made [daily on any Business Day]. We will make the transfer as requested within [7 days] from the date we receive the request, except as we may be permitted to defer the transfer of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. We reserve the right to defer a transfer of amounts from the FIA for a period of up to [6 months] after we receive the transfer request. 5.4 Transfers to and from the FIA:

     [(a) Participant-directed Transfers (as defined in Section 5.3):

     (1)1 If you do not make available to Participants any of the Competing Investment Accounts identified in the Table of Investment Accounts, once a Participant transfers funds from the FIA to an Investment Account, he may transfer funds to the FIA only after 90 days have elapsed since the date of his last transfer from the FIA.

     (1)2 If you make available to Participants any of the Competing Investment Accounts identified in the Table of Investment Accounts, the 90-day transfer restriction discussed in Paragraph (1) above does not apply.
          Instead:

          (A) if a Participant's FIA Account Value is less than $2,500 as of the first day of the Contract Year in which we receive the transfer request, the Participant may transfer any amount from the FIA.

          (B) if a Participant's FIA Account Value is $2,500 or more as of the first day of the Contract Year in which we receive the transfer request, no more than 20% of the Participant's FIA Account Value as of the first day of that Contract Year less amounts previously transferred by him during that Contract Year may be transferred by him from the FIA as of the date we receive the transfer request.

     (b)  Contractholder-directed Transfers:

          (1) Contractholder-directed transfers to the FIA from an Investment Account are subject to our approval.

          (2) We may cease to permit Contractholder-directed transfers upon 30 days notice to you.]

GBErTDA.OM-K                                           [(SBR)]          13

                              SECTION 6 - ANNUITIES

6.1 Annuity Purchases: Prior to notification of contract termination (but not thereafter), you may withdraw all or a portion of a Participant's Account Value to provide an annuity reflecting Plan benefits. Such a withdrawal is not subject to a Withdrawal Charge. [On the date we receive an annuity purchase request, we transfer the entire Participant Account to the FIA if it is an available Investment Option, otherwise to the AUL Money Market Investment Account. Such amounts remain in the FIA or the AUL Money Market Investment Account until the full Account Value (reflecting gains and losses) is applied to purchase the annuity on the last day of the month preceding the Annuity Commencement Date. As of that annuity purchase date, such Participant Account funds are no longer maintained in this contract.]

     Your annuity purchase request must specify the purpose for the annuity, the election of an annuity option, Annuity Commencement Date, any contingent annuitant or beneficiary, and any additional information we require. If the Participant or any contingent annuitant dies before the Annuity Commencement Date, the annuity election is cancelled.

     The minimum amount which you may apply to purchase an annuity is [$10,000].

6.2 Annuity Options: You may elect any optional form of annuity we offer at the time of purchase. Available annuity options always include:

     (a) Life Annuity. A monthly annuity is payable as long as the annuitant lives.

     (b) Survivorship Annuity. A monthly annuity is payable as long as the annuitant lives. After the annuitant's death, all or a portion of the monthly annuity is paid to the contingent annuitant as long as the contingent annuitant lives.

     If a certain period annuity is available, the certain period may not extend beyond the life expectancy of a Participant or the joint life expectancy of a Participant and any contingent annuitant, as determined on the Annuity Commencement Date.

6.3 Determining Annuity Amount: We compute the annuity amount using the factors reflected in the Table of Guaranteed Immediate Annuities attached to this contract. However, if our current single premium, nonparticipating, immediate annuity rates for this class of group annuity contracts produce a higher monthly annuity than the Table of Guaranteed Immediate Annuities, then that more favorable annuity rate is applied.

6.4 Proof of Age and Survival; Minimum Payments: We may require proof of any annuitant's or contingent annuitant's date of birth before commencing payments under any annuity. We may also require proof that an annuitant or contingent annuitant is living before making any annuity payment. If a monthly annuity is less than our current established minimum payment, we may make payments on a less-frequent basis.

6.5 Annuity Certificates: We issue to each person for whom an annuity is purchased a certificate setting forth the annuity's amount and terms.

GBErTDA.OM-K                                           [(SBR)]          14

                        SECTION 7 OTHER CONTRACT CHARGES

7.1 [Investment Option Charge (IOC): Under Section 4.4, the Accumulation Unit values of all Investment Accounts reflect the daily equivalent of an IOC expressed as an annual percentage.

     The IOC for an Investment Account is applied directly against the Investment Account and is equal to the sum of "x" + "y" where:

     "x" = a current charge for the investment advisory fees and for the operational, organizational, and other expenses of the corresponding Mutual Fund, Portfolio, or other entity in which the Investment Account invests. Periodically, for a given Investment Account, "x" will change to reflect changes in the related expenses and other factors. Any change in "x" for an Investment Account will be effective without prior written notice. Copies of the prospectuses or reports of the Mutual Fund, Portfolio, or other entity are available for review.

     "y" = a current combined mortality risk charge and expense risk charge of 1.25%.


7.2 Taxes: We may deduct charges equal to any premium tax we incur from the balance applied to purchase an annuity or at such other time as premium taxes are incurred by AUL. We may also deduct from Investment Accounts reasonable charges for federal, state, or local income taxes we incur that are attributable to such Investment Accounts.

7.3  Reduction  or  Waiver of  Charges:  We may  reduce or waive the  Withdrawal
     Charge or the charges discussed above if the appropriate expenses associated with the sale or administration of any contract are reduced or if a contract is sold covering our employees or directors, those of the AUL American Series Fund, Inc., or to either's affiliates.

7.4  Other Charges:

     [(a) We apply those charges listed in the Table of Contract Charges.


     (b) Charges due AUL for which the Plan is responsible, and which the Plan Sponsor and Contractholder have otherwise agreed to in writing, which are unpaid 60 days after the payment due date, will be deducted from Participant Accounts on a pro-rata basis. These charges may include, but are not limited to, participant statement mailing fees, Form 5500 fees, administrative fees, data reconciliation and reconstruction fees, commissions, and contract application/installation fees for a takeover Plan. Charges for which the Plan Sponsor (not the Plan) is responsible, and which the Plan Sponsor has otherwise agreed to in writing, must be paid by the Plan Sponsor. These charges include contract application/installation fees for a new Plan.]

[7.5 Variable Investment Plus (VIP) Credit Factor: We determine a VIP credit factor each month by multiplying the portions of the aggregate monthend Account Value in all Investment Accounts by the monthly equivalent of the corresponding annual VIP credit factors in the table

GBErTDA.OM-K                                           [(SBR)]          15
     below. The sum of these products is divided by the aggregate monthend Account Value in all Investment Accounts. We multiply the resulting percentage by each Participant's monthend Account Value in each Investment Account, and add the resulting amount to the Participant's Account Value for that Investment Account.

      Aggregate MonthEnd Account Value
      allocated to Investment Accounts                Annual VIP Credit Factors
           First  $   750,000                                0.10%
           Next   $   750,000                                0.30%
           Next   $ 1,000,000                                0.45%
           Next   $ 2,500,000                                0.75%
           Next   $ 5,000,000                                0.85%
           Over   $10,000,000                                0.95%

     The VIP Credit Factor may be reduced by an annual charge percentage equal to the current fixed dollar charge for expenses you have selected and agreed to in your AUL administrative services agreement divided by the aggregate period-end Account Value in all Investment Accounts. Period-end will be month-end. Alternatively, at our option and upon 30 days notice to you prior to the beginning of the next calendar quarter, we may use the aggregate calendar quarter-end Account Value in all Investment Accounts to calculate this charge. We also reserve the right to revert to a month-end calculation upon 30 days notice to you prior to the beginning of the month in which the change is to be effective. Such charge percentage may not reduce the VIP Credit Factor below 0%.]

GBErTDA.OM-K                                           [(SBR)]          16

                        SECTION 8 CONTRACT MODIFICATIONS

8.1 Contract Amendment: You and we may agree to any change or amendment to this Contract without the consent of any other person or entity. This contract cannot be modified or amended, nor can any provision or condition be waived, except by written authorization of a corporate officer of AUL.

8.2 Rates and Section 7 Charges: We may announce new Guaranteed Rates, as described in Sections 3.2 and 3.3 (including the consolidation of existing Interest Pockets). However, as provided in Sections 3.2 and 3.3, we may not change the declared Guaranteed Rate applicable to an established Interest Pocket during the guaranteed period. We may also modify the charge levels in Section 7 (but may not exceed the maximum charge levels listed in the Table of Contract Charges) using the procedures of Section 8.5.

8.3 Conformance with Law: We may amend this contract at any time, without your consent, or that of any other person or entity, if the amendment is reasonably needed to comply with, or give you or Participants the benefit of, any provisions of federal or state laws. Any such amendment will be delivered to you prior to its effective date.

8.4  Addition, Deletion, or Substitution of Investments:

     (a) We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by any Investment Account or that any Investment Account may purchase. We reserve the right to eliminate the shares of any of the eligible Mutual Funds, Portfolios, or other entities and to substitute shares of, or interests in, another Mutual Fund, Portfolio, or another investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Mutual Funds, Portfolios, or other entities are no longer available for investment or if further investment in any or all eligible Mutual Funds, Portfolios, or other entities becomes inappropriate in view of the purposes of the contract. Where required under applicable law, we will not substitute any shares attributable to your interest in any Investment Account without notice, your approval or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein will prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) We reserve the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund, Portfolio, or other entity, or in other securities or investment vehicles. We reserve the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions warrant. We reserve the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, we reserve the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.
GBErTDA.OM-K                                           [(SBR)]          17

     (c) In the event of any such substitution or change, we may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. Any transfer request or Investment Option election received on or after the effective date of such substitution or change which reflects the previous Investment Option which has been substituted or changed will be transacted using the new substituted or changed Investment Option. If deemed by us to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under the Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. We may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, we also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the Investment Accounts. 8.5 Our Right to Initiate Changes: In addition to those amendments permitted by Sections 8.2, 8.3, and 8.4, we may initiate an additional provision or modification of any other provision of this contract (except for those prohibited amendments listed in Section 8.6) by giving you [60 days] notice of such modification. Any such modification is effective without your affirmative assent.

8.6  Prohibited Amendments:

     (a) Notwithstanding our right to initiate changes under Section 8.5, we may not initiate changes to the minimum Guaranteed Rate specified in
          Section 3.4, our obligation to set Guaranteed Rates for the period of time specified in Sections 3.2 and 3.3, the payment provisions upon contract termination specified in Section 9.2, the maximum charge levels listed in the Table of Contract Charges, or the Table of Guaranteed Immediate Annuities.

     (b) No modification to this contract may change the terms of a previously purchased annuity or reduce any interest guarantee applicable to Participant Account balances held in the FIA on the modification's effective date.

GBErTDA.OM-K                                           [(SBR)]          18

                        SECTION 9 TERMINATION OF CONTRACT


9.1 Termination by You: You may terminate this contract by giving us notice and electing a form of payment described in Section 9.2. Such termination is effective on [the Business Day that we receive your notice.]

9.2 Payment Upon Termination by You: If you terminate the contract, you may elect the following options:

     (a)  Payment of  Investment  Accounts in Lump-Sum and FIA in  Installments:
          You may have the aggregate Investment Account Withdrawal Value of all Participant Accounts paid to you in a lump-sum, with the aggregate FIA Withdrawal Value of all Participant Accounts paid in [6] equal annual installments. The aggregate Investment Account Withdrawal Value will be determined on the termination effective date and paid within [7 days] from the termination effective date, except as we may be permitted to defer payment in accordance with appropriate provisions of the federal securities laws. The initial FIA installment is calculated on the termination effective date and paid within [7 days] from the termination effective date. Subsequent installments are paid on the anniversary of the termination effective date. During the installment payment period, interest is credited to amounts in the FIA at a rate equal to the current average Guaranteed Rate (as determined on the first installment payment date) of all your Interest Pockets, less [1%]. The minimum rate guarantee provided in Section 3.4 applies to the interest credited under this Section. Interest is paid with each installment.

     (b) Transfer to Another Contract: [You may transfer the aggregate Account Value of all Participant Accounts, or you may permit a Participant to transfer his Account Value, to any group annuity contract which has a withdrawal charge which we may make available. You may transfer the aggregate Withdrawal Value of all Participant Accounts, or you may permit a Participant to transfer his Withdrawal Value, to any group annuity contract which does not have a withdrawal charge which we may make available. Any such amounts are transferred on the termination effective date.]

9.3 Termination by Us: We have the right, subject to applicable state law, to terminate any Participant Account established under this contract at any time during the Contract Year if the Account Value of the Participant Account is less than [$200] for the first Contract Year in which a Contribution is made for the Participant, and [$400] for any subsequent Contract Year, and at least [6 months] have elapsed since the last previous Contribution to the contract. If we elect to terminate a Participant Account, the termination will be effective on the date [6 months] following the date we give notice to you and the Participant that the Participant Account is to be terminated, provided that any Contributions made during the [6-month period] are insufficient to raise the Account Value up to the minimum level.

9.4 Payment Upon Termination by Us: As of the effective date of termination of a Participant Account by us, we may elect to have a single sum equal to the Account Value of the Participant Account on the effective date of termination paid to you within [7 days] from that date. Any such payment is in full settlement of the Participant Account under this contract and in lieu of any other payment under its terms.

GBErTDA.OM-K                                           [(SBR)]          19

9.5 Indemnification Required: Payments or transfers under Section 9.2 are in full settlement of our obligations under this contract. Prior to making such payments or transfers under Section 9.2, we may require you and the Plan Sponsor to indemnify and hold us harmless from any and all losses, claims, or demands that may later be asserted against us in connection with the making of such payment or transfer.

9.6 Effect on Contract Obligations: Any annuities purchased prior to notification of contract termination are unaffected by a termination. We may refuse further Contributions at any time after a termination notice has been given. If we have been providing recordkeeping services, such services stop on [the termination effective date. If we cease to provide Plan recordkeeping for any reason, any administrative services agreement between you and us regarding your Plan and/or this contract is thereby terminated.] This contract terminates automatically if no amounts remain in either the FIA or any Investment Account.

GBErTDA.OM-K                                           [(SBR)]          20

                          SECTION 10 GENERAL PROVISIONS

10.1 Ownership: You own this contract. No other person or entity has any right, title, or interest in this contract or to amounts received or credited under it until such amounts are made available to them by you. All amounts received or credited under this contract become our property. We are obligated to make only the payments or distributions specified in this contract.

10.2 Entire Contract: This contract and your application constitute the entire agreement between you and us. We are not a party to, nor bound by, a Plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under this contract or under any such Plan, trust, custodial agreement, or other agreement.

10.3 Benefit Determinations: You will furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on your instructions and certifications with respect to Participant benefits. You are fully responsible for determining:

     (a) whether benefit payments are permitted under applicable law and the Plan and

     (b) the existence or amount of Excess Contributions (plus gains or minus losses thereon), or that returns of Excess Contributions are permitted by the Plan and the Code.

     We may rely on your or your designee's statements or representations in honoring any benefit payment request.

     [We require that a Participant execute and submit to us an affidavit which we prepare in order that we may process that Participant's benefit payable under this contract if you, the Plan Sponsor, the Plan Trustee, and the Plan Administrator are no longer in existence at the time we receive that Participant's benefit payment request.]

10.4 Recordkeeping Services: [We generally provide Plan recordkeeping services when all of a Plan's funds are held under this contract. We decline to provide Plan recordkeeping services if you elect to allocate Plan funds to investments other than this contract, or if your Plan's recordkeeping practices, in our judgment, impose an administrative or financial burden on us. If we cease to provide Plan recordkeeping for any reason, any administrative services agreement between you and us regarding your Plan and/or this contract is thereby terminated.]

10.5 Representations and Warranties: You and we mutually represent and warrant, each to the other, that each is fully authorized to enter into this contract and that this contract is a valid and binding obligation and that the execution of this contract does not violate any law, regulation, judgment, or order by which the representing party is bound. In addition, you represent and warrant to us that:

     (a)  the Plan meets the requirements of Code Section 403(b);
GBErTDA.OM-K                                           [(SBR)]          21

     (b) the execution of this contract has been authorized by the Plan fiduciary responsible for Plan investment decisions; and

     (c) the execution or performance of this contract does not violate any Plan provision or any law, regulation, judgment, or order by which the Plan is bound.

     We do not make any representation or warranty regarding the federal, state, or local tax status of this contract, any Participant Account, or any transaction involving this contract.

10.6 Contractholder Representative; Misstatement of Data: You may designate a representative to act on your behalf under Sections 2 or 3 or to receive any payment under Sections 5 or 9. We may rely on any information you, your designee, or a Participant furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

10.7 Form of Request, Notice, Instruction, or Direction: When reference is made to you, your designee, or a Participant making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

10.8 [Quarterly] Statement of Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of the Account Value for each Participant Account that is maintained under this contract.

10.9 Conformity with Law: Any benefit payable under this contract shall not be less than the minimum benefit required by the insurance laws of the state in which the contract is delivered. Language in this contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within this contract any such statutes or rules.

10.10 Gender and Number: Whenever the context so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

10.11 Facility of Payment: If any Participant, contingent annuitant, or beneficiary is legally incapable of giving a valid receipt for any payment, if no guardian has been appointed, and if we receive a valid power of attorney for such Participant, contingent annuitant, or beneficiary, we may pay the person or persons named in such power of attorney. We may also pay you directly or as you otherwise instruct. Any such payment fully discharges us to the extent of such payment.

10.12 Voting: We own all shares of a Mutual Fund, Portfolio, or other entity held in an Investment Account. We exercise the voting rights of such shares at all shareholder meetings on all matters requiring shareholder voting under the Investment Company Act of 1940 or other applicable laws. Our vote reflects instructions received from persons having the voting interest in the shares, as follows:

     (a) You have the voting interest under this contract. Unless otherwise required by applicable law, the number of shares of a Mutual Fund, Portfolio, or other entity for which you may give voting instructions is determined by dividing the aggregate Account Values in the affected Investment Account by the net asset value of

GBErTDA.OM-K                                           [(SBR)]          22
          the shares of the Mutual Fund, Portfolio, or other entity. Fractional votes are counted. Our determination is made as of the date used by the Mutual Fund, Portfolio, or other entity to determine shareholders eligible to vote.

     (b) We vote shares proportionally, to reflect the voting instructions we receive in a timely manner from you and from all other contractholders. If no timely voting instructions are received from you, we vote shares proportionally, to reflect the voting instructions we received in a timely manner for all other contracts.

     To the extent permitted by applicable law, we may vote shares in our own right or may modify the above procedures to reflect changes in the law or its interpretation.

     We will provide prospectuses and other reports as required by applicable federal law.

10.13 Acceptance of New Participants or Contributions: We may refuse to accept new Participants or new Contributions at any time.

10.14 Our Annual Statement: No provision of this contract controls, determines, or modifies any annual statement made by us to any insurance department, contractholder, regulatory body, or other person. Nor does anything in such annual statement control, determine, or modify the provisions of this contract.

10.15 Nonforfeitability and Nontransferability: The entire Withdrawal Value of the vested portion (as determined pursuant to the Plan) of a Participant Account under this contract is nonforfeitable at all times. No sum payable under this contract with respect to a Participant may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than us. In addition, to the extent permitted by law, no such sum shall in any way be subject to legal process requiring the payment of any claim against the payee.

10.16 Notice of Annual Meeting of Members: By-law, Art II, Sec. 2: the regular annual meeting of the members of American United Mutual Insurance Holding Company shall be held at its principal place of business on [the third Thursday in February each year at ten o'clock A.M.] local time or at such other location, place, or time as may be designated by the Board of Directors. The election of directors shall be held at the annual meeting.

GBErTDA.OM-K                                           [(SBR)]          23

                           [TABLE OF CONTRACT CHARGES

(1) Participant Account Charge: We deduct a Participant Account Charge of up to $10 per Contract Quarter on the last day of each Contract Quarter from each Participant Account in existence on such day for as long as the Participant Account is in effect. Alternatively, we may bill this charge to you. If the entire balance of a Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to the contract, the Participant Account Charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made will not be deducted from the amount applied or withdrawn and will not be billed to you.

(2) Loan Initiation Fee: We assess a Loan Initiation Fee of up to $100 against the Account of any Participant for whom a Plan loan withdrawal is requested under this contract.

(3) Charge for Non-Electronic Transfers: We charge a service fee of up to $5 for non-electronic transfers between Investment Options, which will either be billed to you or deducted from the applicable Participant Account.

(4) Distribution Fee: We bill you for a Distribution Fee of up to $40 for each Participant for whom a withdrawal is made under this contract in which the entire Participant Account is distributed in a lump-sum. Alternatively, we may assess this Distribution Fee against the affected Participant Account if permitted under applicable law, regulations, and rulings.

(5) Investment Advice Provider Fee: We bill you for an Investment Advice Provider Fee in an amount separately agreed upon by you and the third-party investment advice provider. Alternatively, we may assess this Investment Advice Provider Fee against the Account of each Participant who utilizes the investment advice provider's services if permitted under applicable law, regulations, and rulings. The entire fee collected by us will be forwarded to the investment advice provider. No portion of this fee will be retained by us.

(6) Contract Termination Individual Participant Check Fee: We bill you for a fee of up to $100 for each Participant for whom an individual check is prepared upon contract termination. (This charge does not apply to a lump-sum payment to you upon contract termination.) Alternatively, we may assess this fee against the affected Participant Account if permitted under applicable law, regulations, and rulings.]

GBErTDA.OM-K                                           [(SBR)]          24

                    [TABLE OF GUARANTEED IMMEDIATE ANNUITIES

                   MONTHLY INCOME PER $1,000 OF ACCOUNT VALUE

                                                                                             10 YEAR CERTAIN
                        ADJUSTED AGE                     LIFE ANNUITY                       AND LIFE ANNUITY

                             45                              2.9690                              2.9632
                             46                              3.0190                              3.0124
                             47                              3.0715                              3.0641
                             48                              3.1269                              3.1185
                             49                              3.1852                              3.1756

                             50                              3.2466                              3.2357
                             51                              3.3115                              3.2988
                             52                              3.3800                              3.3653
                             53                              3.4525                              3.4352
                             54                              3.5291                              3.5088

                             55                              3.6104                              3.5863
                             56                              3.6966                              3.6678
                             57                              3.7881                              3.7536
                             58                              3.8850                              3.8437
                             59                              3.9877                              3.9382

                             60                              4.0964                              4.0374
                             61                              4.2115                              4.1414
                             62                              4.3334                              4.2505
                             63                              4.4626                              4.3650
                             64                              4.5994                              4.4850

                             65                              4.7442                              4.6108
                             66                              4.8977                              4.7425
                             67                              5.0608                              4.8804
                             68                              5.2347                              5.0250
                             69                              5.4213                              5.1766

                             70                              5.6229                              5.3356
                             71                              5.8412                              5.5020
                             72                              6.0778                              5.6755
                             73                              6.3336                              5.8552
                             74                              6.6097                              6.0404

                             75                              6.9084                              6.2302


Adjusted Age = Actual Age at Settlement (in years and completed months) less the following number of months: [.6 times (Birth Year 1915)] rounded to the nearest integer.

Guaranteed purchase rates are 96% of the net single premium for the benefit provided based on the unprojected 1994 Group Annuity Reserving Table for females with interest at 2%.]

GBErTDA.OM-K                                           [(SBR)]          25

                          TABLE OF INVESTMENT ACCOUNTS

The following Investment Accounts are made available to you under this contract. By completing a form we require, you may restrict the Investment Accounts you make available to your Participants. Amounts allocated to any Investment Account identified below are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity listed below. [The Competing Investment Accounts marked with an asterisk (*) are not available if your Plan uses the FIA and if you do not want the FIA 20% annual transfer restriction applicable to Participant-directed transfers provided in Section 5.4(a)(2) to apply.

Investment Account                                      Mutual Fund, Portfolio, or Other Entity
------------------                                      ---------------------------------------

AUL American Aggressive Investor Portfolio              AUL American Aggressive Investor Portfolio
AUL American Bond                                       AUL American Bond
AUL American Conservative Investor Portfolio            AUL American Conservative Investor Portfolio
AUL American Equity                                     AUL American Equity
AUL American Managed                                    AUL American Managed
AUL American Moderate Investor Portfolio                AUL American Moderate Investor Portfolio
AUL American Money Market *                             AUL American Money Market
AUL American Tactical Asset Allocation Portfolio        AUL American Tactical Asset Allocation Portfolio
Alger American Growth                                   Alger American Growth
Alger American Balanced                                 Alger American Balanced
Alger American Leveraged All Cap                        Alger American Leveraged All Cap
American Century Equity Income                          American Century Equity Income
American Century Income and Growth                      American Century Income and Growth
American Century International Growth                   American Century International Growth
American Century Select                                 American Century Select
American Century Small Cap Value                        American Century Small Cap Value
American Century Ultra                                  American Century Ultra
American Century VP Capital Appreciation                American Century VP Capital Appreciation
Calvert Social MidCap Growth                            Calvert Social MidCap Growth
Fidelity VIP Equity Income                              Fidelity VIP Equity Income
Fidelity VIP Growth                                     Fidelity VIP Growth
Fidelity VIP High Income                                Fidelity VIP High Income
Fidelity VIP Overseas                                   Fidelity VIP Overseas
Fidelity VIP II Asset Manager                           Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                              Fidelity VIP II Contrafund
INVESCO Dynamics                                        INVESCO Dynamics
INVESCO Energy                                          INVESCO Energy
INVESCO Financial Services                              INVESCO Financial Services
INVESCO Health Sciences                                 INVESCO Health Sciences
INVESCO Technology                                      INVESCO Technology
INVESCO Telecommunications                              INVESCO Telecommunications
Janus Aspen Series Flexible Income Portfolio            Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Worldwide Growth Portfolio           Janus Aspen Series Worldwide Growth Portfolio
PBHG Emerging Growth Fund                               PBHG Emerging Growth Fund
PBHG Growth II                                          PBHG Growth II
PBHG Ins. Technology and Communication                  PBHG Ins. Technology and Communication
PBHG Large Cap Value Fund                               PBHG Large Cap Value Fund
SAFECO Resources Series Trust Equity Portfolio          SAFECO Resources Series Trust Equity Portfolio
SAFECO Resources Series Trust Growth Portfolio          SAFECO Resources Series Trust Growth Portfolio
State Street Equity 500 Index Fund                      State Street Equity 500 Index Fund
T. Rowe Price Equity Income Portfolio                   T. Rowe Price Equity Income Portfolio
T. Rowe Price European Stock                            T. Rowe Price European Stock
Vanguard Explorer                                       Vanguard Explorer
Vanguard ShortTerm Federal *                            Vanguard ShortTerm Federal]

GBErTDA.OM-K

             THE FOLLOWING PAGES ARE SPECIAL STATES PAGES THAT WERE

              FILED FOR FORM GBERTDA.OM-K. (EACH PAGE REFLECTS THE

                               APPROPRIATE STATE.)
GBErTDA.OM-K

American United Life Insurance Company(R)
         Indianapolis, IN 46206-0368

CONTRACT NUMBER:                [GA XX,XXX]

CONTRACTHOLDER:                 [ABC COMPANY]

DATE OF ISSUE:                  [JANUARY 2, 2002]

CONTRACT DATE:                  [JANUARY 1, 2002]

FIRST CONTRACT ANNIVERSARY:     [JANUARY 1, 2003]

American   United  Life   Insurance   Company  (AUL)  issues  this  contract  in
consideration of the Contractholder's application and its payment of Contributions to AUL. When used in this contract, "we," "us," or "our" refer to AUL and "you" or "your" refer to the Contractholder.

All provisions and conditions stated on this and subsequent pages are part of this contract.

This contract is signed for us at our Home Office in Indianapolis, Indiana. Our mailing address is P.O. Box 368, Indianapolis, Indiana 462060368. Our street address is One American Square, Indianapolis, Indiana 46282.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. You may return the contract for any reason within ten days after receiving it. If returned, the contract is void from the beginning and any Contributions will be refunded.

                                        AMERICAN UNITED LIFE INSURANCE COMPANY

                                        By  /s/ Jerrry D. Semler

                                        Chairman of the Board,
                                        President, & Chief Executive Officer

                                        Attest

                                        Secretary

                               AUL American Series
                    Guaranteed Benefit Employer-Sponsored TDA
                  Multiple-Fund Group Variable Annuity [(SBR)]
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THIS CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

Use of adjusted age method will reduce the guaranteed annuity benefit.

If you have questions concerning your contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

GBErTDA.OM-K                               (CT)                       [(SBR)]

                              SECTION 6 - ANNUITIES

6.1 Annuity Purchases: Prior to notification of contract termination (but not thereafter), you may withdraw all or a portion of a Participant's Account Value to provide an annuity reflecting Plan benefits. Such a withdrawal is not subject to a Withdrawal Charge. [On the date we receive an annuity purchase request, we transfer the entire Participant Account to the FIA if it is an available Investment Option, otherwise to the AUL Money Market Investment Account. Such amounts remain in the FIA or the AUL Money Market Investment Account until the full Account Value (reflecting gains and losses) is applied to purchase the annuity on the last day of the month preceding the Annuity Commencement Date. As of that annuity purchase date, such Participant Account funds are no longer maintained in this contract.]

     Your annuity purchase request must specify the purpose for the annuity, the election of an annuity option, Annuity Commencement Date, any contingent annuitant or beneficiary, and any additional information we require. If the Participant or any contingent annuitant dies before the Annuity Commencement Date, the annuity election is cancelled.

     The minimum amount which you may apply to purchase an annuity is [$10,000].

6.2 Annuity Options: You may elect any optional form of annuity we offer at the time of purchase. Available annuity options always include:

     (a) Life Annuity. A monthly annuity is payable as long as the annuitant lives.

     (b) Survivorship Annuity. A monthly annuity is payable as long as the annuitant lives. After the annuitant's death, all or a portion of the monthly annuity is paid to the contingent annuitant as long as the contingent annuitant lives.

     If a certain period annuity is available, the certain period may not extend beyond the life expectancy of a Participant or the joint life expectancy of a Participant and any contingent annuitant, as determined on the Annuity Commencement Date.

6.3 Determining Annuity Amount: We compute the annuity amount using the annuitant's adjusted age on the Annuity Commencement Date and the factors shown in the Table of Guaranteed Immediate Annuities attached to this contract. Use of the adjusted age method results in a lower guaranteed annuity benefit than would be payable if the actual age method was used. However, if our current single premium nonparticipating immediate annuity rates for this class of group annuity contracts using the actual age method produces a higher monthly annuity than the Table of Guaranteed Immediate Annuities using the adjusted age method, then that more favorable rate will be applied.

6.4 Proof of Age and Survival; Minimum Payments: We may require proof of any annuitant's or contingent annuitant's date of birth before commencing payments under any annuity. We may also require proof that an annuitant or contingent annuitant is living before making any annuity payment. If a monthly annuity is less than our current established minimum payment, we may make payments on a less-frequent basis.

6.5 Annuity Certificates: We issue to each person for whom an annuity is purchased a certificate setting forth the annuity's amount and terms. GBErTDA.OM-K (CT) [(SBR)] 14

GBErTDA.OM-K                   (CT)                       [(SBR)]          14

                           [TABLE OF CONTRACT CHARGES

     (1) Participant Account Charge: We deduct a Participant Account Charge of up to $10 per Contract Quarter on the last day of each Contract Quarter from your Participant Account (if it is in existence on such day) for as long as your Account is in effect. Alternatively, we may bill this charge to the Contractholder. If the entire balance of your Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to the Contract, your Account Charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made will not be deducted from the amount applied or withdrawn and will not be billed to the Contractholder.

     (2) Charge for Non-Electronic Transfers: We charge a service fee of up to $5 for non-electronic transfers between Investment Options, which will either be billed to the Contractholder or deducted from your Participant Account.

     (3) Distribution Fee: We bill the Contractholder for a Distribution Fee of up to $40 for you if a withdrawal is made under the Contract in which your entire Participant Account is distributed in a lump-sum. Alternatively, we may assess this Distribution Fee against your Participant Account if permitted under applicable law, regulations, and rulings.

     (4) Investment Advice Provider Fee: We bill the Contractholder for an Investment Advice Provider Fee in an amount separately agreed upon by the Contractholder and the third-party investment advice provider. Alternatively, we may assess this Investment Advice Provider Fee against your Account if you utilize the investment advice provider's services, if permitted under applicable law, regulations, and rulings. The entire fee collected by us will be forwarded to the investment advice provider. No portion of this fee will be retained by us.

     (5) Contract Termination Individual Participant Check Fee: We bill the Contractholder for a fee of up to $100 for you if an individual check is prepared for you upon contract termination. (This charge does not apply to a lump-sum payment to the Contractholder upon contract termination.) Alternatively, we may assess this fee against your Participant Account if permitted under applicable law, regulations, and rulings.]


GBErTDA.OM-K                   (CT)                       [(SBR)]          24

        7.5---- Variable Investment Plus (VIP) Credit Factor

SECTION 8  CONTRACT MODIFICATIONS                                          [17]

        8.1---- Contract Amendment
        8.2---- Rates and Section 7 Charges
        8.3---- Conformance with Law
        8.4---- Addition, Deletion, or Substitution of Investments 8.5---- Our Right to Initiate Changes
        8.6---- Prohibited Amendments

SECTION 9  TERMINATION OF CONTRACT                                         [19]

        9.1---- Termination by You
        9.2---- Payment Upon Termination by You
        9.3---- Termination by Us
        9.4---- Payment Upon Termination by Us
        9.5---- Indemnification Required
        9.6---- Effect on Contract Obligations

SECTION 10  GENERAL PROVISIONS                                             [21]

       10.1---- Ownership
       10.2---- Entire Contract
       10.3---- Benefit Determinations
       10.4---- Recordkeeping Services
       10.5---- Representations
       10.6---- Contractholder Representative; Misstatement of Data 10.7---- Form of Request, Notice, Instruction, or Direction 10.8---- [Quarterly] Statement of Account Value
       10.9---- Conformity with Law
       10.10--- Gender and Number
       10.11--- Facility of Payment
       10.12--- Voting
       10.13--- Acceptance of New Participants or Contributions
       10.14--- Our Annual Statement
       10.15--- Nonforfeitability and Nontransferability
       10.16--- Notice of Annual Meeting of Members

[TABLE OF CONTRACT CHARGES]                                                [24]

[TABLE OF GUARANTEED IMMEDIATE ANNUITIES]                                  [25]

[TABLE OF INVESTMENT ACCOUNTS]                                             [26]

GBErTDA.OM-K                   (KY)                       [(SBR)]          2

                          SECTION 10 GENERAL PROVISIONS

10.1 Ownership: You own this contract. No other person or entity has any right, title, or interest in this contract or to amounts received or credited under it until such amounts are made available to them by you. All amounts received or credited under this contract become our property. We are obligated to make only the payments or distributions specified in this contract.

10.2 Entire Contract: This contract and your application constitute the entire agreement between you and us. We are not a party to, nor bound by, a Plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under this contract or under any such Plan, trust, custodial agreement, or other agreement.

10.3 Benefit Determinations: You will furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on your instructions and certifications with respect to Participant benefits. You are fully responsible for determining:

     (a) whether benefit payments are permitted under applicable law and the Plan and

     (b) the existence or amount of Excess Contributions (plus gains or minus losses thereon), or that returns of Excess Contributions are permitted by the Plan and the Code.

     We may rely on your or your designee's statements or representations in honoring any benefit payment request.

     [We require that a Participant execute and submit to us an affidavit which we prepare in order that we may process that Participant's benefit payable under this contract if you, the Plan Sponsor, the Plan Trustee, and the Plan Administrator are no longer in existence at the time we receive that Participant's benefit payment request.]

10.5 Recordkeeping Services: [We generally provide Plan recordkeeping services when all of a Plan's funds are held under this contract. We decline to provide Plan recordkeeping services if you elect to allocate Plan funds to investments other than this contract, or if your Plan's recordkeeping practices, in our judgment, impose an administrative or financial burden on us. If we cease to provide Plan recordkeeping for any reason, any administrative services agreement between you and us regarding your Plan and/or this contract is thereby terminated.]

10.5 Representations: You and we mutually represent, each to the other, that each is fully authorized to enter into this contract and that this contract is a valid and binding obligation and that the execution of this contract does not violate any law, regulation, judgment, or order by which the representing party is bound. In addition, you represent to us that:

     (a) the Plan meets the requirements of Code Section 403(b);

     (b) the execution of this contract has been authorized by the Plan fiduciary responsible for Plan investment decisions; and

GBErTDA.OM-K                      (KY)                           [(SBR)] 21

     (c) the execution or performance of this contract does not violate any Plan provision or any law, regulation, judgment, or order by which the Plan is bound.

     We do not make any representation regarding the federal, state, or local tax status of this contract, any Participant Account, or any transaction involving this contract.

10.6 Contractholder Representative; Misstatement of Data: You may designate a representative to act on your behalf under Sections 2 or 3 or to receive any payment under Sections 5 or 9. We may rely on any information you, your designee, or a Participant furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

10.7 Form of Request, Notice, Instruction, or Direction: When reference is made to you, your designee, or a Participant making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

10.8 [Quarterly] Statement of Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of the Account Value for each Participant Account that is maintained under this contract.

10.9 Conformity with Law: Any benefit payable under this contract shall not be less than the minimum benefit required by the insurance laws of the state in which the contract is delivered. Language in this contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within this contract any such statutes or rules.

10.10 Gender and Number: Whenever the context so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

10.11 Facility of Payment: If any Participant, contingent annuitant, or beneficiary is legally incapable of giving a valid receipt for any payment, if no guardian has been appointed, and if we receive a valid power of attorney for such Participant, contingent annuitant, or beneficiary, we may pay the person or persons named in such power of attorney. We may also pay you directly or as you otherwise instruct. Any such payment fully discharges us to the extent of such payment.

10.12 Voting: We own all shares of a Mutual Fund, Portfolio, or other entity held in an Investment Account. We exercise the voting rights of such shares at all shareholder meetings on all matters requiring shareholder voting under the Investment Company Act of 1940 or other applicable laws. Our vote reflects instructions received from persons having the voting interest in the shares, as follows:

     (a) You have the voting interest under this contract. Unless otherwise required by applicable law, the number of shares of a Mutual Fund, Portfolio, or other entity for which you may give voting instructions is determined by dividing the aggregate Account Values in the affected Investment Account by the net asset value of the shares of the Mutual Fund, Portfolio, or other entity. Fractional votes are counted. Our determination is made as of the date used by the Mutual Fund, Portfolio, or other entity to determine shareholders eligible to vote.

     (b) We vote shares proportionally, to reflect the voting instructions we receive in a timely manner from you and from all other contractholders. If no timely voting instructions are received from you, we vote shares proportionally, to reflect the voting instructions we received in a timely manner for all other contracts.

GBErTDA.OM-K                      (KY)                           [(SBR)] 22

        7.5---- Variable Investment Plus (VIP) Credit Factor

SECTION 8  CONTRACT MODIFICATIONS                                          [17]

        8.1---- Contract Amendment
        8.2---- Rates and Section 7 Charges
        8.3---- Conformance with Law
        8.4---- Addition, Deletion, or Substitution of Investments 8.5---- Our Right to Initiate Changes
        8.6---- Prohibited Amendments

SECTION 9  TERMINATION OF CONTRACT                                         [19]

        9.1---- Termination by You
        9.2---- Payment Upon Termination by You
        9.3---- Termination by Us
        9.4---- Payment Upon Termination by Us
        9.5---- Indemnification Required
        9.6---- Effect on Contract Obligations

SECTION 10  GENERAL PROVISIONS                                             [21]

        10.1---- Ownership
        10.2---- Entire Contract
        10.3---- Benefit Determinations
        10.4---- Recordkeeping Services
        10.5---- Representations
        10.6---- Contractholder Representative; Misstatement of Data 10.7---- Form of Request, Notice, Instruction, or Direction 10.8---- [Quarterly] Statement of Account Value
        10.9---- Conformity with Law
        10.10--- Gender and Number
        10.11--- Facility of Payment
        10.12--- Voting
        10.13--- Acceptance of New Participants or Contributions
        10.14--- Our Annual Statement
        10.15--- Nonforfeitability and Nontransferability
        10.16--- Notice of Annual Meeting of Members

[TABLE OF CONTRACT CHARGES]                                                [24]

[TABLE OF GUARANTEED IMMEDIATE ANNUITIES]                                  [25]

[TABLE OF INVESTMENT ACCOUNTS]                                             [26]

GBErTDA.OM-K                   (MN)                          [(SBR)]          2

                          SECTION 10 GENERAL PROVISIONS

10.1 Ownership: You own this contract. No other person or entity has any right, title, or interest in this contract or to amounts received or credited under it until such amounts are made available to them by you. All amounts received or credited under this contract become our property. We are obligated to make only the payments or distributions specified in this contract.

10.2 Entire Contract: This contract and your application constitute the entire agreement between you and us. We are not a party to, nor bound by, a Plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under this contract or under any such Plan, trust, custodial agreement, or other agreement.

10.3 Benefit Determinations: You will furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on your instructions and certifications with respect to Participant benefits. You are fully responsible for determining:

     (a) whether benefit payments are permitted under applicable law and the Plan and

     (b) the existence or amount of Excess Contributions (plus gains or minus losses thereon), or that returns of Excess Contributions are permitted by the Plan and the Code.

     We may rely on your or your designee's statements or representations in honoring any benefit payment request.

     [We require that a Participant execute and submit to us an affidavit which we prepare in order that we may process that Participant's benefit payable under this contract if you, the Plan Sponsor, the Plan Trustee, and the Plan Administrator are no longer in existence at the time we receive that Participant's benefit payment request.]

10.4 Recordkeeping Services: [We generally provide Plan recordkeeping services when all of a Plan's funds are held under this contract. We decline to provide Plan recordkeeping services if you elect to allocate Plan funds to investments other than this contract, or if your Plan's recordkeeping practices, in our judgment, impose an administrative or financial burden on us. If we cease to provide Plan recordkeeping for any reason, any administrative services agreement between you and us regarding your Plan and/or this contract is thereby terminated.]

10.5 Representations: You and we mutually represent, each to the other, that each is fully authorized to enter into this contract and that this contract is a valid and binding obligation and that the execution of this contract does not violate any law, regulation, judgment, or order by which the representing party is bound. In addition, you represent to us that:

     (a)  the Plan meets the requirements of Code Section 403(b);

     (b) the execution of this contract has been authorized by the Plan fiduciary responsible for Plan investment decisions; and

GBErTDA.OM-K                   (MN)                       [(SBR)]          21

     (c) the execution or performance of this contract does not violate any Plan provision or any law, regulation, judgment, or order by which the Plan is bound.


     We do not make any representation regarding the federal, state, or local tax status of this contract, any Participant Account, or any transaction involving this contract.

10.6 Contractholder Representative; Misstatement of Data: You may designate a representative to act on your behalf under Sections 2 or 3 or to receive any payment under Sections 5 or 9. We may rely on any information you, your designee, or a Participant furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

10.7 Form of Request, Notice, Instruction, or Direction: When reference is made to you, your designee, or a Participant making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

10.8 [Quarterly] Statement of Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of the Account Value for each Participant Account that is maintained under this contract.

10.9 Conformity with Law: Any benefit payable under this contract shall not be less than the minimum benefit required by the insurance laws of the state in which the contract is delivered. Language in this contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within this contract any such statutes or rules.

10.10 Gender and Number: Whenever the context so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

10.11 Facility of Payment: If any Participant, contingent annuitant, or beneficiary is legally incapable of giving a valid receipt for any payment, if no guardian has been appointed, and if we receive a valid power of attorney for such Participant, contingent annuitant, or beneficiary, we may pay the person or persons named in such power of attorney. We may also pay you directly or as you otherwise instruct. Any such payment fully discharges us to the extent of such payment.

10.12 Voting: We own all shares of a Mutual Fund, Portfolio, or other entity held in an Investment Account. We exercise the voting rights of such shares at all shareholder meetings on all matters requiring shareholder voting under the Investment Company Act of 1940 or other applicable laws. Our vote reflects instructions received from persons having the voting interest in the shares, as follows:

     (a) You have the voting interest under this contract. Unless otherwise required by applicable law, the number of shares of a Mutual Fund, Portfolio, or other entity for which you may give voting instructions is determined by dividing the aggregate Account Values in the affected Investment Account by the net asset value of the shares of the Mutual Fund, Portfolio, or other entity. Fractional votes are counted. Our determination is made as of the date used by the Mutual Fund, Portfolio, or other entity to determine shareholders eligible to vote.

     (b) We vote shares proportionally, to reflect the voting instructions we receive in a timely manner from you and from all other contractholders. If no timely voting instructions are received from you, we vote shares proportionally, to reflect the voting instructions we received in a timely manner for all other contracts.

 GBErTDA.OM-K                   (MN)                       [(SBR)]          22

     (b) Regarding death benefits specifically, notwithstanding the provisions of Section 9, upon receipt from you of instructions and of due proof of the Participant's (and, if applicable, the beneficiary's) death prior to the date the Participant Account is closed, we will apply the Account Value of the Participant Account, minus any charges described in Section 7 that are not included in the Accumulation Unit value, for the purpose of providing a death benefit under the Plan. The death benefit will be paid to the Participant's beneficiary according to the method of payment elected by the beneficiary (unless such method of payment was previously elected by the Participant). The Participant's beneficiary may also designate a beneficiary.

          The death benefit will be payable:

          (1) in a single sum or other method not provided in (2) below; provided, however, that the entire Account Value, minus any charges described in Section 7 that are not included in the Accumulation Unit value, must be paid to the beneficiary on or before December 31 of the calendar year which contains the fifth anniversary of the Participant's death, or

          (2)  as an annuity in  accordance  with the Annuity  Options  shown in
               Section 6.2 over a period not to exceed the life or life expectancy of the beneficiary. If the beneficiary is not the Participant's surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which the Participant died. If the beneficiary is the Participant's surviving spouse, the annuity need not begin before December 31 of the calendar year in which the Participant would have attained age 70 1/2.

          If a Participant dies on or after his Annuity Commencement Date, any interest remaining under the Annuity Option selected will be paid at least as rapidly as prior to the Participant's death.

          Settlement of a death benefit must be made within 30 days of receipt of proof of death by AUL. The beneficiary, within 30 days of receipt of proof of death by AUL, may elect the settlement option to leave the death benefit on deposit in the contract pursuant to the provisions of the contract.

          However, if settlement is not made within 30 days of receipt of proof of death by AUL, the death benefit shall be transferred to [the Fixed Interest Account] on the 30th day (or on the preceding Business Day, if the 30th day is not a Business Day) and held in [the Fixed Interest Account] until paid. Upon transfer to [the Fixed Interest Account], the death benefit will earn interest at the discount rate on 90-day commercial paper in effect at the Federal Reserve Bank in the ninth Federal Reserve district at the time of proof of death, until paid.

     (c) Under Subsection (a)(2) (A), (B), (C), and (D) and under (a)(3) above, if the entire Account Value is withdrawn, the amount paid equals the Withdrawal Value minus any charges described in Section 7 which are not included in the Accumulation Unit value. If a portion of the Account Value is withdrawn, the Account Value is reduced by an amount sufficient to make the payment requested and to cover the Withdrawal Charge and any charges described in Section 7 which are not included in the Accumulation Unit value.

     (d) Notwithstanding the previous provisions of this Section, in the first Contract Year in which a Participant Account is established, you may withdraw from that Participant Account up to [10%] of the sum of the Account Value of that Participant Account (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the withdrawal request) plus Contributions made for that Participant during that Contract Year, without application of the Withdrawal Charge. You may do the same in the next succeeding Contract Year. In any subsequent Contract Year, you may withdraw from that Participant Account up to [10%] of the Account Value of that Participant Account (determined as of the Contract Anniversary immediately preceding the withdrawal request) without application of the Withdrawal Charge.

5.3 Transfers between Investment Options: You may direct us to transfer amounts between Investment Options, or to initiate Participant-directed transfers between Investment Options. A transfer is deemed

GBErTDA.OM-K                  (MT)                       [(SBR)]          12

American United Life Insurance Company(R)
         Indianapolis, IN 46206-0368

CONTRACT NUMBER:                [GA XX,XXX]

CONTRACTHOLDER:                 [ABC COMPANY]

DATE OF ISSUE:                  [JANUARY 2, 2002]

CONTRACT DATE:                  [JANUARY 1, 2002]

FIRST CONTRACT ANNIVERSARY:     [JANUARY 1, 2003]

American   United  Life   Insurance   Company  (AUL)  issues  this  contract  in
consideration of the Contractholder's application and its payment of Contributions to AUL. When used in this contract, "we," "us," or "our" refer to AUL and "you" or "your" refer to the Contractholder.

All provisions and conditions stated on this and subsequent pages are part of this contract.

This contract is signed for us at our Home Office in Indianapolis, Indiana. Our mailing address is P.O. Box 368, Indianapolis, Indiana 462060368. Our street address is One American Square, Indianapolis, Indiana 46282.

                 NOTICE OF TWENTY DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. You may return the contract for any reason within twenty days after receiving it. If returned, the contract is void from the beginning and any Contributions will be refunded.


                                        AMERICAN UNITED LIFE INSURANCE COMPANY

                                        By  /s/ Jerry D. Semler

                                        Chairman of the Board,
                                        President, & Chief Executive Officer

                                        Attest

                                        Secretary

                               AUL American Series
                    Guaranteed Benefit Employer-Sponsored TDA
                  Multiple-Fund Group Variable Annuity [(SBR)]
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THIS CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning your contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

GBErTDA.OM-K                (ND)                                [(SBR)]

American United Life Insurance Company (R)
         Indianapolis, IN 46206-0368

CONTRACT NUMBER:                [GA XX,XXX]

CONTRACTHOLDER:                 [ABC COMPANY]

DATE OF ISSUE:                  [JANUARY 2, 2002]

CONTRACT DATE:                  [JANUARY 1, 2002]

FIRST CONTRACT ANNIVERSARY:     [JANUARY 1, 2003]

American   United  Life   Insurance   Company  (AUL)  issues  this  contract  in
consideration of the Contractholder's application and its payment of Contributions to AUL. When used in this contract, "we," "us," or "our" refer to AUL and "you" or "your" refer to the Contractholder.

All provisions and conditions stated on this and subsequent pages are part of this contract.

This contract is signed for us at our Home Office in Indianapolis, Indiana. Our mailing address is P.O. Box 368, Indianapolis, Indiana 462060368. Our street address is One American Square, Indianapolis, Indiana 46282.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. You may return the contract for any reason within ten days after receiving it. If returned, the contract is void from the beginning and any Contributions will be refunded.



                                        AMERICAN UNITED LIFE INSURANCE COMPANY

                                        By  /s/ Jerry D. Semler

                                        Chairman of the Board,
                                        President, & Chief Executive Officer

                                        Attest

                                        Secretary

                               AUL American Series
                    Guaranteed Benefit Employer-Sponsored TDA
                  Multiple-Fund Group Variable Annuity [(SBR)]
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THIS CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning your contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

                                 A Stock Company
GBErTDA.OM-K                     (NE)                                   [(SBR)]

                        SECTION 7 OTHER CONTRACT CHARGES

7.1 [Investment Option Charge (IOC): Under Section 4.4, the Accumulation Unit values of all Investment Accounts reflect the daily equivalent of an IOC expressed as an annual percentage.

     The IOC for an Investment Account is applied directly against the Investment Account and is equal to the sum of "x" + "y" where:

     "x" = a current charge for the investment advisory fees and for the operational, organizational, and other expenses of the corresponding Mutual Fund, Portfolio, or other entity in which the Investment Account invests. Periodically, for a given Investment Account, "x" will change to reflect changes in the related expenses and other factors. Any change in "x" for an Investment Account will be effective without prior written notice. Copies of the prospectuses or reports of the Mutual Fund, Portfolio, or other entity are available for review.

     "y" = a current combined mortality risk charge and expense risk charge of 1.25%.

7.2 Taxes: We may deduct from Investment Accounts reasonable charges for federal, state, or local income taxes we incur that are attributable to such Investment Accounts.

7.3  Reduction  or  Waiver of  Charges:  We may  reduce or waive the  Withdrawal
     Charge or the charges discussed above if the appropriate expenses associated with the sale or administration of any contract are reduced or if a contract is sold covering our employees or directors, those of the AUL American Series Fund, Inc., or to either's affiliates.

7.4  Other Charges:

     [(a) We apply those charges listed in the Table of Contract Charges.

     (j) Charges due AUL for which the Plan is responsible, and which the Plan Sponsor and Contractholder have otherwise agreed to in writing, which are unpaid 60 days after the payment due date, will be deducted from Participant Accounts on a pro-rata basis. These charges may include, but are not limited to, participant statement mailing fees, Form 5500 fees, administrative fees, data reconciliation and reconstruction fees, commissions, and contract application/installation fees for a takeover Plan. Charges for which the Plan Sponsor (not the Plan) is responsible, and which the Plan Sponsor has otherwise agreed to in writing, must be paid by the Plan Sponsor. These charges include contract application/installation fees for a new Plan.]

[7.5 Variable Investment Plus (VIP) Credit Factor: We determine a VIP credit factor each month by multiplying the portions of the aggregate monthend Account Value in all Investment Accounts by the monthly equivalent of the corresponding annual VIP credit factors in the table

GBErTDA.OM-K                  (NM)                          [(SBR)]          15

American United Life Insurance Company (R)
         Indianapolis, IN 46206-0368

CONTRACT NUMBER:                [GA XX,XXX]

CONTRACTHOLDER:                 [ABC COMPANY]

DATE OF ISSUE:                  [JANUARY 2, 2002]

CONTRACT DATE:                  [JANUARY 1, 2002]

FIRST CONTRACT ANNIVERSARY:     [JANUARY 1, 2003]

American   United  Life   Insurance   Company  (AUL)  issues  this  contract  in
consideration of the Contractholder's application and its payment of Contributions to AUL. When used in this contract, "we," "us," or "our" refer to AUL and "you" or "your" refer to the Contractholder.

All provisions and conditions stated on this and subsequent pages are part of this contract.

This contract is signed for us at our Home Office in Indianapolis, Indiana. Our mailing address is P.O. Box 368, Indianapolis, Indiana 462060368. Our street address is One American Square, Indianapolis, Indiana 46282.

                   NOTICE OF TEN DAY RIGHT TO EXAMINE CONTRACT

Please read this contract carefully. You may return the contract for any reason within ten days after receiving it. If returned, the contract is void from the beginning and any Contributions will be refunded.


                                        AMERICAN UNITED LIFE INSURANCE COMPANY

                                        By  /s/  Jerry D. Semler

                                        Chairman of the Board,
                                        President, & Chief Executive Officer

                                        Attest

                                        Secretary

                               AUL American Series
                    Guaranteed Benefit Employer-Sponsored TDA
                  Multiple-Fund Group Variable Annuity [(SBR)]
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THIS CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THIS CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning your contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

The laws and regulations of the state of Oklahoma will govern contracts issued in the state of Oklahoma.

WARNING: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete, or misleading information is guilty of a felony.

GBErTDA.OM-K           (Oklahoma)                                     [(SBR)]

                          SECTION 10 GENERAL PROVISIONS

10.1 Ownership: You own this contract. No other person or entity has any right, title, or interest in this contract or to amounts received or credited under it until such amounts are made available to them by you. All amounts received or credited under this contract become our property. We are obligated to make only the payments or distributions specified in this contract.

10.2 Entire Contract: This contract, your application, and any amendments, riders, or endorsements to the contract constitute the entire agreement between you and us. We are not a party to, nor bound by, a Plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under this contract or under any such Plan, trust, custodial agreement, or other agreement.

10.3 Benefit Determinations: You will furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on your instructions and certifications with respect to Participant benefits. You are fully responsible for determining:

     (a) whether benefit payments are permitted under applicable law and the Plan and

     (b) the existence or amount of Excess Contributions (plus gains or minus losses thereon), or that returns of Excess Contributions are permitted by the Plan and the Code.

     We may rely on your or your designee's statements or representations in honoring any benefit payment request.

     [We require that a Participant execute and submit to us an affidavit which we prepare in order that we may process that Participant's benefit payable under this contract if you, the Plan Sponsor, the Plan Trustee, and the Plan Administrator are no longer in existence at the time we receive that Participant's benefit payment request.]

10.1 Recordkeeping Services: [We generally provide Plan recordkeeping services when all of a Plan's funds are held under this contract. We decline to provide Plan recordkeeping services if you elect to allocate Plan funds to investments other than this contract, or if your Plan's recordkeeping practices, in our judgment, impose an administrative or financial burden on us. If we cease to provide Plan recordkeeping for any reason, any administrative services agreement between you and us regarding your Plan and/or this contract is thereby terminated.]

10.5 Representations and Warranties: You and we mutually represent and warrant, each to the other, that each is fully authorized to enter into this contract and that this contract is a valid and binding obligation and that the execution of this contract does not violate any law, regulation, judgment, or order by which the representing party is bound. In addition, you represent and warrant to us that:

     (a)  the Plan meets the requirements of Code Section 403(b);

     (b) the execution of this contract has been authorized by the Plan fiduciary responsible for Plan investment decisions; and

     (c) the execution or performance of this contract does not violate any Plan provision or any law, regulation, judgment, or order by which the Plan is bound.

GBErTDA.OM-K           (Oklahoma)                          [(SBR)]          21

                        SECTION 8 CONTRACT MODIFICATIONS

8.1 Contract Amendment: You and we may agree to any change or amendment to this Contract without the consent of any other person or entity. This contract cannot be modified or amended, nor can any provision or condition be waived, except by written authorization of a corporate officer of AUL.

8.2 Rates and Section 7 Charges: We may announce new Guaranteed Rates, as described in Sections 3.2 and 3.3 (including the consolidation of existing Interest Pockets). However, as provided in Sections 3.2 and 3.3, we may not change the declared Guaranteed Rate applicable to an established Interest Pocket during the guaranteed period. We may also modify the charge levels in Section 7 (but may not exceed the maximum charge levels listed in the Table of Contract Charges) using the procedures of Section 8.5.

8.3 Conformance with Law: We may amend this contract at any time, without your consent, or that of any other person or entity, if the amendment is reasonably needed to comply with, or give you or Participants the benefit of, any provisions of federal or state laws. Any such amendment must be approved by the state of Vermont and delivered to you prior to its effective date.

8.4  Addition, Deletion, or Substitution of Investments:

     (a) We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by any Investment Account or that any Investment Account may purchase. We reserve the right to eliminate the shares of any of the eligible Mutual Funds, Portfolios, or other entities and to substitute shares of, or interests in, another Mutual Fund, Portfolio, or another investment vehicle, for shares already purchased or to be purchased in the future under the contract, if the shares of any or all eligible Mutual Funds, Portfolios, or other entities are no longer available for investment or if further investment in any or all eligible Mutual Funds, Portfolios, or other entities becomes inappropriate in view of the purposes of the contract. Where required under applicable law, we will not substitute any shares attributable to your interest in any Investment Account without notice, your approval or Participant approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators. Nothing contained herein will prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) We reserve the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund, Portfolio, or other entity, or in other securities or investment vehicles. We reserve the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions warrant. We reserve the right to provide other Investment Options under this contract at any time. Subject to any required regulatory approvals, we reserve the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

GBErTDA.OM-K               (VT)                             [(SBR)]          17

     (c) In the event of any such substitution or change, we may, by appropriate amendment, make such changes in this contract as may be necessary or appropriate to reflect such substitution or change. Any transfer request or Investment Option election received on or after the effective date of such substitution or change which reflects the previous Investment Option which has been substituted or changed will be transacted using the new substituted or changed Investment Option. If deemed by us to be in the best interests of persons or entities having voting rights under this contract, the Variable Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under the Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. We may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, we also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the Investment Accounts.

8.5 Our Right to Initiate Changes: In addition to those amendments permitted by Sections 8.2, 8.3, and 8.4, we may initiate an additional provision or modification of any other provision of this contract (except for those prohibited amendments listed in Section 8.6) by giving you [60 days] notice prior to contract anniversary of such modification. Any such modification is effective without your affirmative assent.

8.6  Prohibited Amendments:

     (a) Notwithstanding our right to initiate changes under Section 8.5, we may not initiate changes to the minimum Guaranteed Rate specified in
          Section 3.4, our obligation to set Guaranteed Rates for the period of time specified in Sections 3.2 and 3.3, the payment provisions upon contract termination specified in Section 9.2, the maximum charge levels listed in the Table of Contract Charges, or the Table of Guaranteed Immediate Annuities.

     (b) No modification to this contract may change the terms of a previously purchased annuity or reduce any interest guarantee applicable to Participant Account balances held in the FIA on the modification's effective date.

GBErTDA.OM-K                 (WI)                        [(SBR)]          18

--------------------------------------------------------------------------------
          Guaranteed Benefit Employer-Sponsored TDA Multiple-Fund Group
                        Variable Annuity SBR Certificate
                         Certificate No.: GBErTDA.OM-C
                             OMNI ERTDA Certificate
--------------------------------------------------------------------------------
CONTRACT NUMBER            [GA XX,XXX]

CONTRACTHOLDER             [ABC SCHOOL]

PARTICIPANT'S NAME         [JOHN DOE]

SOCIAL SECURITY NUMBER     [123456789]

American United Life Insurance Company hereby certifies that the Contractholder and AUL have entered into a MultipleFund Group Variable Annuity Contract (the Contract) in connection with the Contractholder's Internal Revenue Code Section 403(b) taxdeferred annuity Plan, and that AUL has created an account in your name to receive Contributions from the Contractholder for your benefit pursuant to the Contract. When used in this certificate, "we," "us," or "our" refer to AUL.

The only parties to the Contract are the Contractholder and AUL. All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at the Contractholder's direction.

Any amendments to, or changes in, the Contract will be binding and conclusive on you and your beneficiary.

This  certificate  is  not  itself  the  Contract,   but  is  a  certificate  of
participation in the Contract.

                                       AMERICAN UNITED LIFE INSURANCE COMPANY



                                       Secretary

                    Guaranteed Benefit Employer-Sponsored TDA
            Multiple-Fund Group Variable Annuity [(SBR)] Certificate
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THE CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning the Contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

GBErTDA.OM-C                                                 [(SBR)]          1

                                TABLE OF CONTENTS

SECTION 1  DEFINITIONS                                                      [3]

SECTION 2  ADMINISTRATION OF YOUR PARTICIPANT ACCOUNT                       [6]

         2.1---- How Contributions Are Handled
         2.2---- Transfers from Other Retirement Programs
         2.3---- Reallocation of Participant Accounts
         2.4---- Excess Contributions
         2.5---- Transfers from Other Contracts

SECTION 3 - OPERATION OF FIXED INTEREST ACCOUNT                             [8]

         3.1---- Allocations to Your Participant Account
         3.2---- Provision of Guaranteed Rates for Interest Pockets 3.3---- Renewal of Guaranteed Rates
         3.4---- Minimum Rate Guarantee
         3.5---- Allocation of Withdrawals
         3.6---- Limitation on Contributions and Transfers to FIA

SECTION 4  VALUATION OF INVESTMENT ACCOUNTS                                 [9]

         4.1---- Operation of Investment Accounts
         4.2---- Valuation of Mutual Funds and Other Entities
         4.3---- Accumulation Units
         4.4---- Value of Accumulation Units
         4.5---- Valuing Your Participant Account

SECTION 5  BENEFIT PAYMENTS AND TRANSFERS                                  [10]

         5.1---- General Withdrawal Provisions
         5.2---- Plan Benefit Payments
         5.3---- Transfers Between Investment Options
         5.4---- Transfers to and from the FIA

SECTION 6 - ANNUITIES                                                      [14]

         6.1---- Annuity Purchases
         6.2---- Annuity Options
         6.3---- Determining Annuity Amount
         6.4---- Proof of Age and Survival; Minimum Payments
         6.5---- Annuity Certificates

SECTION 7  OTHER CONTRACT CHARGES                                          [15]

         7.1---- Investment Option Charge (IOC)
         7.2---- Taxes
         7.3---- Reduction or Waiver of Charges

GBErTDA.OM-C                                                 [(SBR)]          1

         7.4---- Other Charges
         7.5---- Variable Investment Plus (VIP) Credit Factor

SECTION 8  CONTRACT MODIFICATIONS                                          [17]

         8.1---- Contract Amendment
         8.2---- Rates and Section 7 Charges
         8.3---- Conformance with Law
         8.4---- Addition, Deletion, or Substitution of Investments 8.5---- Our Right to Initiate Changes
         8.6---- Prohibited Amendments

SECTION 9  TERMINATION OF CONTRACT                                         [19]

         9.1---- Termination by the Contractholder
         9.2---- Payment Upon Termination by the Contractholder
         9.3---- Termination by Us
         9.4---- Payment Upon Termination by Us
         9.5---- Indemnification Required
         9.6---- Effect on Contract Obligations

SECTION 10  GENERAL PROVISIONS                                             [21]

         10.1---- Ownership
         10.2---- Entire Contract
         10.3---- Benefit Determinations
         10.4---- Recordkeeping Services
         10.5---- Representations and Warranties
         10.6---- Contractholder Representative; Misstatement of Data 10.7---- Form of Request, Notice, Instruction, or Direction 10.8---- [Quarterly] Statement of Your Account Value
         10.9---- Conformity with Law
         10.10--- Gender and Number
         10.11--- Facility of Payment
         10.12--- Voting
         10.13--- Acceptance of New Participants or Contributions
         10.14--- Our Annual Statement
         10.15--- Nonforfeitability and Nontransferability
         10.16--- Notice of Annual Meeting of Members

[TABLE OF CONTRACT CHARGES]                                                [24]

[TABLE OF GUARANTEED IMMEDIATE ANNUITIES]                                  [25]

[TABLE OF INVESTMENT ACCOUNTS]                                             [26]

GBErTDA.OM-C                                                 [(SBR)]          2

                              SECTION 1 DEFINITIONS

1.1  "Account Value" for your Participant Account as of a date is:

     (a) your account's balance of funds in the Fixed Interest Account (FIA), if any, on that date; plus

     (b) the value of your account's Accumulation Units in each Investment Account on that date.

1.2 "Accumulation Unit" is a valuation device used to measure increases in and decreases to the value of any Investment Account.

1.3 "Annuity Commencement Date" is the first day of the month an annuity begins under the Contract. This date may not be later than the date your periodic benefits are required to commence under the Code.

1.4 "Business Day" is any day both the New York Stock Exchange and our Home Office are open for the general conduct of business.

1.5 "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations or rulings thereunder.

1.6 The "First Contract Anniversary" is listed on the Contract face page. Subsequent "Contract Anniversaries" are on the same day of each subsequent year.

1.7 "Contract Quarter" is each of the four successive threemonth periods in a Contract Year.

1.8 The first "Contract Year" starts on the Contract Date and ends on the day before the First Contract Anniversary. Each subsequent Contract Year starts on a Contract Anniversary and ends on the day before the next Contract Anniversary.

1.9 "Contributions" are funds which can be allocated to Participant Accounts, including yours, according to the Contractholder's instructions and which have been paid to us pursuant to the Plan or transferred from a prior AUL group annuity contract or a prior funding medium. Such transferred funds may be listed under categories other than "Contributions" on annual and quarterly reporting.

1.10 A "Contribution-Source" means each type of Contribution allowed under the Plan, including the following:

     (a) "Elective Deferrals," which means, with respect to any taxable year, any Contribution made under a salary reduction agreement. A Contribution made under a salary reduction agreement is not treated as an Elective Deferral if, under the salary reduction agreement, such Contribution is made pursuant to a one-time irrevocable election made by you at the time of initial eligibility to participate in the agreement, or is made pursuant to a similar arrangement involving a one-time irrevocable election specified in Regulations issued under the Code.

     (b) "Employee Mandatory Contributions," which means Contributions made under a salary reduction agreement pursuant to a one-time irrevocable election made by you at the time of initial eligibility to participate in the agreement, or made pursuant to a similar arrangement involving a one-time irrevocable election specified in Regulations

GBErTDA.OM-C                                                 [(SBR)]          3
          issued under the Code.

     (c) "Employer Contributions," which means Contributions made by your employer that are not made pursuant to (a) or (b) above.

1.11 "Excess Contributions" are Contributions in excess of the applicable Code limits.

1.12 "Fixed  Interest  Account" or "FIA" is an  Investment  Option  described in
     Section 3 to which Contributions may be allocated for accumulation at the Guaranteed Rates. The FIA funds constitute a portion of our general asset account.

1.13 "Guaranteed Rates" are the guaranteed annual effective rates of interest we credit to each Interest Pocket. We credit interest daily to each Interest Pocket. A Guaranteed Rate may be modified only as described in Section 3.3.

1.14 "Home Office" is our principal office in Indianapolis, Indiana. For anything to be "received by AUL," it must be received at our Home Office.

1.15 "Interest Pocket" means a tracking method which associates funds allocated to the FIA over a specific time period with a specific Guaranteed Rate, as described in Section 3. After the guaranteed period provided in Section 3.3 has elapsed, we may consolidate two or more Interest Pockets in conjunction with the announcement of new Guaranteed Rates.

1.16 "Investment Account" means each distinct portfolio established within our [Variable Account] and identified in the Table of Investment Accounts in the Contract. Amounts allocated to any Investment Account are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity identified in the Table of Investment Accounts. Our "[Variable Account]" is a separate account we maintain under Indiana law which is called the AUL American Unit Trust and which is registered under the Investment Company Act of 1940 as a unit investment trust. "Competing Investment Accounts" are those Investment Accounts listed in the Table of Investment Accounts which are marked with an asterisk (*).

1.17 "Investment Option" is the FIA or any Investment Account.

1.18 "Mutual Fund" means any diversified, openend, management company made available by us and listed in the Table of Investment Accounts.

1.19 "Participant" is any person participating in a Plan that has a Participant Account.

1.20 "Participant Account" is an account maintained under the Contract for each Participant. Each Contribution-Source is tracked separately within your Account. We credit Contributions to Participant Accounts and Contribution-Sources as the Contractholder directs.

1.21 "Plan"  means a plan of the  Plan  Sponsor  that is  qualified  under  Code
     Section 403(b) and that invests in the Contract.

1.22 "Plan Sponsor" is [ABC Company].

1.23 "Portfolio" is a portfolio established within a particular Mutual Fund, as described in the Mutual Fund's current prospectus.

GBErTDA.OM-C                                                 [(SBR)]          4

1.24 "Valuation Periods" start at the close of each Business Day and end at the close of the next Business Day.

[(Contract Year)]

1.25 The "Withdrawal Charge" is [a percentage of your Account Value withdrawn under the Contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The percentage varies by the Contract Year in which a withdrawal is made.] The Withdrawal Charge percentage is as follows:


                  [During Contract Years         Percentage
                        1                            5
                        2                            4
                        3                            3
                        4                            2
                        5                            1
                   Thereafter                        0]

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from your Participant Account, exceed [8.5%] of total Contributions allocated to your Participant Account.

[(Participant Account Year)]
1.25 The "Withdrawal Charge" is [a percentage of your Account Value withdrawn under the Contract.] The Withdrawal Charge will not apply to Account Values withdrawn to provide certain benefit payments or an annuity as described in [Sections 5.2 and 6.1, respectively. The percentage varies by the Participant Account Year in which the withdrawal is made. The first Participant Account Year begins on the date we establish your Account and credit the first Contribution to it, and ends on the day before the next anniversary of that date. Each Participant Account Year thereafter begins on such an anniversary date and ends on the day before the next anniversary date.] The Withdrawal Charge percentage is as follows:

                       [During
             Participant Account Years            Percentage


                        1                            5
                        2                            4
                        3                            3
                        4                            2
                        5                            1
                Thereafter                           0]

     In no event will the cumulative total of all Withdrawal Charges, including those previously assessed against any amount withdrawn from your Participant Account, exceed [8.5%] of total Contributions allocated to your Participant Account.

1.26 "Withdrawal Value" is your Account Value, less any Withdrawal Charge.

GBErTDA.OM-C                        [(SBR)]                                  5

              SECTION 2 ADMINISTRATION OF YOUR PARTICIPANT ACCOUNT

2.1 How Contributions Are Handled: Contributions are credited to the appropriate Contribution-Sources within your Participant Account as the Contractholder directs in its allocation instructions. Contributions must be identified as Elective Deferrals, Employee Mandatory Contributions, or Employer Contributions. Your initial Contribution is allocated to your Account [by the second Business Day after] we (1) receive the initial Contribution or, if later, (2) receive all data necessary to complete the allocation (including data required to establish your Account, the amount of your Contribution, and Investment Option elections). Subsequent Contributions are allocated to your Account [on the Business Day] we (1) receive that Contribution or, if later, (2) receive all data necessary to complete the allocation.

     If we receive funds which cannot be allocated to your Account, those funds will be returned to the Contractholder in their entirety or, at our option, only the unallocable portion will be returned to the Contractholder, [within 5 Business Days.

     If we can allocate a Contribution to your Account, but we have not received your Investment Option elections, the Contribution will be credited to the AUL Money Market Investment Account. However, such a Contribution will be credited to the FIA (not the AUL Money Market Investment Account) if the FIA is an available Investment Option and if the Contractholder elects the 90-day transfer option outlined in Section 5.4(a)(1). Subsequently received Investment Option elections for you will be used to allocate future Contributions only. We will transfer amounts previously allocated for you to the AUL Money Market Investment Account (or the FIA), plus gains or minus losses thereon, only if we are directed to make a transfer. This transfer request must be submitted in a format specifically authorized by us.]

     Participant Account funds may be allocated to Investment Options in any increments acceptable to us. Investment Option elections remain in effect until changed by the Contractholder or its designee. A change in Investment Option elections is made by giving us new Investment Option elections.

2.2 Transfers from Other Retirement Programs: [If permitted by the Plan and by applicable state and federal law, we may accept, or may initiate the transfer of, amounts transferred from other retirement programs. Such transferred amounts, as identified by the Contractholder, are credited as a rollover Contribution under the appropriate Participant Account and are tracked within the Contract as required by applicable state and federal law.]

2.3 Reallocation of Participant Accounts: The Contractholder may direct us to reallocate all or a portion of the Account Value of any Participant Account among other Participant Accounts. The Contractholder must certify that such reallocation is in accordance with the Plan.

2.4 Excess Contributions: Contributions may vary in amount and frequency, as determined by the Plan.

     On receipt of instructions from the Contractholder, we will withdraw Excess Contributions, plus gains and minus losses, from your Participant Account and return them to you, or as the Contractholder directs. Such instructions must state the amount to be returned and certify that such Contributions are Excess Contributions and that such return is permitted by the Plan and the Code. A return of Excess Contributions is treated like a Plan benefit payment, under Section 5.2(a).

GBErTDA.OM-C                        [(SBR)]                                  6

     No participant is permitted to have elective deferral contributions (within the meaning of Code Section 402(g)(3)) made during a calendar year under the Contract, or under any other plans, contracts, or arrangements maintained by your employer, in excess of the dollar limitation in effect under Code Section 402(g)(1) and any Regulations issued thereunder for taxable years beginning in such calendar year.

2.5 Transfers from Other Contracts: We may require amounts transferred to your Participant Account from other AUL group annuity contracts to be credited to [the FIA]. We will advise the Contractholder if this limitation applies before accepting such a transfer.

GBErTDA.OM-C                        [(SBR)]                                  7

                SECTION 3 -- OPERATION OF FIXED INTEREST ACCOUNT

3.1 Allocations to Your Participant Account: We credit your Contributions to the FIA based on the information the Contractholder provides. We credit interest daily from the date of the Contribution or transfer to the FIA to the date of withdrawal or transfer from the FIA to an Investment Account.

3.2 Provision of Guaranteed Rates for Interest Pockets: At least [10 days] in advance of each [calendar] [quarter], we will declare a Guaranteed Rate for the Interest Pocket for that [quarter]. All Contributions or transfers hereunder which are allocated to the FIA during that [quarter] will earn interest at that Guaranteed Rate until that [quarterly] pocket matures on [the second January 1] following the [quarter] in which that pocket was established.

3.3 Renewal of Guaranteed Rates: Those [quarterly] Interest Pockets which mature at the same time will be combined into [an annual renewal Interest Pocket]. Funds associated with that [annual renewal Interest Pocket] will earn interest for [a full year] at the Guaranteed Rate declared for that pocket. A new Guaranteed Rate for each [annual renewal Interest Pocket] will be declared [at least 30 days prior to every January 1 for the 5 years following the establishment of that pocket]. An [annual renewal Interest
     Pocket] will mature on [January 1 of the sixth year following its establishment], when it will be combined into [one annual portfolio Interest Pocket]. Funds associated with that [annual portfolio Interest
     Pocket] will earn interest for [a full year] at the Guaranteed Rate for that pocket, which will be declared [at least 30 days prior to every January 1].

3.4 Minimum Rate Guarantee: No Guaranteed Rate may be less than an annual effective interest rate of [3.00%].

3.5 Allocation of Withdrawals: Withdrawals or transfers from the FIA are on a first-in/first-out (FIFO) basis. All amounts paid during an installment payout period are paid from all Investment Options on a pro-rata basis.

3.6 Limitation on Contributions and Transfers to FIA: Except for annuity purchases as described in Section 6.1, we reserve the right to limit or disallow allocation of new Contributions and transfers to the FIA upon [30 days] notice to the Contractholder.


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

                   SECTION 4 VALUATION OF INVESTMENT ACCOUNTS

4.1 Operation of Investment Accounts: All income, gains, or losses, realized or unrealized, from assets held in any Investment Account are credited to or charged against the applicable Investment Account without regard to our other income, gains, or losses. Investment Account assets are not chargeable with liabilities arising out of any other business we may conduct.

4.2 Valuation of Mutual Funds and Other Entities: The current report or prospectus for each Mutual Fund or other entity listed in the second column of the Table of Investment Accounts describes how that Mutual Fund's or other entity's assets are valued.

4.3 Accumulation Units: We credit amounts allocated to an Investment Account in Accumulation Units. The Accumulation Unit value used is the one for the Valuation Period when we allocate the amount to the Investment Account.

4.4 Value of Accumulation Units: We establish the initial Accumulation Unit value for a new Investment Account on the inception date of that Investment Account. The value of an Accumulation Unit for any later Valuation Period reflects [the Section 4.1 income, gains, and losses and the Section 7.1 Investment Option Charge (IOC)]. We determine the Accumulation Unit value before giving effect to any additions, withdrawals, or transfers in the current Valuation Period.

4.5 Valuing Your Participant Account: We determine your Account Value in an Investment Account by multiplying the Accumulation Units in your Account by the Accumulation Unit value. The Accumulation Unit value of an Investment Account changes only on a Business Day.


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


                    SECTION 5 BENEFIT PAYMENTS AND TRANSFERS

5.1 General Withdrawal Provisions: Subject to the following provisions of this Section, and prior to notification of contract termination (but not thereafter), the Contractholder may direct us to withdraw all or a portion of your Account Value pursuant to Section 5.2 to provide a single-sum payment to the Contractholder to pay Plan benefits.

     (a) Amounts attributable to amounts held as of December 31, 1988 under another Code Section 403(b) annuity contract may be withdrawn to provide such benefits.

     (b) Contributions made other than pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits.

     (c) Contributions made pursuant to a salary reduction agreement (within the meaning of Code Section 402(g)(3)(C)) may be withdrawn to provide such benefits, provided that the withdrawal is made to provide a loan or that any distribution of such amount shall not occur until you have either attained age 59 1/2, separated from service, died, become totally disabled (as defined by the Plan), or experienced a hardship (as defined by the Plan). However, in the case of a hardship withdrawal, any gain credited to such Contributions may not be withdrawn.

     (d) Withdrawal of any amount from the Contract which is transferred directly by us pursuant to Contractholder or your instructions to another Code Section 403(b) tax-deferred annuity funding vehicle under applicable IRS rules and regulations is not the provision of a Plan benefit for purposes of Section 5.2, but instead is a Contract termination as to that amount for you, and any such withdrawal is subject to application of the Withdrawal Charge pursuant to Section 5.2(a)(3). The Contractholder hereby grants to you the right to direct the withdrawal and direct transfer of your voluntary Elective Deferrals (as determined by the Contractholder) to another Code
          Section 403(b) tax-deferred annuity funding vehicle.

     (e) If, as provided in Internal Revenue Code Regulation Section 1.403(b)-2T Q&A-2, the distributee of any eligible rollover distribution elects to have the distribution paid directly to an eligible retirement plan (as defined in Q&A-1 of that Section) and specifies the eligible retirement plan to which the distribution is to be paid, then the distribution shall be paid to that eligible retirement plan in a direct rollover.

     (f) We are not responsible for determining your compliance with the requirements above. Any withdrawal request submitted by the Contractholder must include certification as to the purpose of the withdrawal. The Contractholder assumes full responsibility for determining whether any withdrawal is permitted under applicable law and under the terms of a particular Plan. We may rely solely upon the Contractholder's representations made in the withdrawal request.

     (g) [Withdrawals from your FIA share may not be made in an amount less than the smaller of $500 or your entire FIA share. If a withdrawal reduces your FIA share to less than $500, such remaining share must also be withdrawn.]

     (h) A withdrawal request is effective, and your Account Value to be applied pursuant to Section 5.2 is determined, on the Business Day that we receive a proper withdrawal request (or due proof of death, if received later).

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

     (i) We will pay any cash lump-sum to the Contractholder or its designee within [7 days] from the appropriate Business Day as determined in Subsection (h) above, except as we may be permitted to defer such payment of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. We reserve the right to defer the payment of amounts withdrawn from the FIA for a period of up to [6 months] after we receive the withdrawal request.

5.2 Plan Benefit Payments: The Contractholder will advise us of any person for whom a payment is due under the Plan, including the nature and amount of such payment, before the date such payment is due or as soon thereafter as is practicable.

     (a) Subject to the limitations provided in Section 5.1 and Subsection (b) below, prior to notification of contract termination (but not thereafter), the Contractholder may direct us to withdraw all or a portion of your Account to provide a single-sum payment to the Contractholder to pay:

          [(1) Plan benefits for retirement, death, disability, hardships, loans, required minimum distribution benefits pursuant to Code
               Section 401(a)(9), or benefits after age 59 1/2 or as otherwise allowed by the Code (provided that such benefits after age 59 1/2 or as otherwise allowed by the Code are paid in a taxable distribution to you). Such a withdrawal is not subject to a Withdrawal Charge.

          (2)  Plan benefits for termination of employment. Such a withdrawal is
               not  subject  to  a  Withdrawal   Charge,   with  the   following
               exceptions:

               (A) Any such payment requested for a Participant who terminates employment on or after the date the Plan is terminated is subject to a Withdrawal Charge.

               (B) Any such payment requested for a Participant whose termination of employment is part of a partial Plan termination under IRS guidelines is subject to a Withdrawal Charge.

               (C) Even if there is no full or partial Plan termination under paragraphs (1) and (2) above, any such termination of employment payments during the Contract Year (or, at our option, during the 365-day period preceding our receipt of a termination of employment benefit payment request) which exceed 20% of the aggregate Account Value of all Participant Accounts determined as of the first day of the Contract Year (or the first day of the 365-day period) are subject to a Withdrawal Charge.

               (D) Any such payment requested for a Participant who terminates employment on or after the date the Plan Sponsor files for protection under federal bankruptcy law, is deemed insolvent, dissolves, closes, or shuts down its business, or ceases operations is subject to a Withdrawal Charge.

          (3) Plan benefits not otherwise listed in paragraphs (1) and (2) above. Such a

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

               withdrawal is subject to a Withdrawal Charge.]

     (b) Regarding death benefits specifically, notwithstanding the provisions of Section 9, upon receipt from the Contractholder of instructions and of due proof of your (and, if applicable, your beneficiary's) death prior to the date your Account is closed, we will apply your Account Value, minus any charges described in Section 7 that are not included in the Accumulation Unit value, for the purpose of providing a death benefit under the Plan. The death benefit will be paid to your beneficiary according to the method of payment elected by your beneficiary (unless such method of payment was previously elected by you). Your beneficiary may also designate a beneficiary.

          The death benefit will be payable:

          (1) in a single sum or other method not provided in (2) below; provided, however, that your entire Account Value, minus any charges described in Section 7 that are not included in the Accumulation Unit value, must be paid to your beneficiary on or before December 31 of the calendar year which contains the fifth anniversary of your death, or

          (2)  as an annuity in  accordance  with the Annuity  Options  shown in
               Section 6.2 over a period not to exceed the life or life expectancy of your beneficiary. If your beneficiary is not your surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which you die. If your beneficiary is your surviving spouse, the annuity need not begin before December 31 of the calendar year in which you would have attained age 70 1/2.

          If you die on or after your Annuity Commencement Date, any interest remaining under the Annuity Option selected will be paid at least as rapidly as prior to your death.

     (c) Under Subsection (a)(2) (A), (B), (C), and (D) and under (a)(3) above, if your entire Account Value is withdrawn, the amount paid equals your Withdrawal Value minus any charges described in Section 7 which are not included in the Accumulation Unit value. If a portion of your Account Value is withdrawn, your Account Value is reduced by an amount sufficient to make the payment requested and to cover the Withdrawal Charge and any charges described in Section 7 which are not included in the Accumulation Unit value.

     (d) Notwithstanding the previous provisions of this Section, in the first Contract Year in which your Account is established, the Contractholder may withdraw from your Account up to [10%] of the sum of your Account Value (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the withdrawal request) plus Contributions made for you during that Contract Year, without application of the Withdrawal Charge. The Contractholder may do the same in the next succeeding Contract Year. In any subsequent Contract Year, the Contractholder may withdraw from your Account up to [10%] of your Account Value (determined as of the Contract Anniversary immediately preceding the withdrawal request) without application of the Withdrawal Charge.

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

5.3 Transfers between Investment Options: The Contractholder may direct us to transfer amounts between Investment Options, or to initiate Participant-directed transfers between Investment Options. A transfer is deemed "Participant-directed" only if it reflects your investment choice, free of any suggestion or influence by the Contractholder, the Plan
     Sponsor, or any fiduciary or other party to the administration or management of the Plan [(with the exception of any investment advice rendered by a third-party provider for whom an Investment Advice Provider Fee is earned under the Table of Contract Charges)]. A transfer that is not "Participant-directed" is Contractholder-directed and is subject to Section 5.4(b). Transfers are effective on [the Business Day we receive the transfer direction]. Transfer directions for your Account may be made [daily on any Business Day]. We will make the transfer as requested within [7 days] from the date we receive the request, except as we may be permitted to defer the transfer of amounts withdrawn from the Variable Account in accordance with appropriate provisions of the federal securities laws. We reserve the right to defer a transfer of amounts from the FIA for a period of up to [6 months] after we receive the transfer request.

5.4  Transfers to and from the FIA:

     [(a) Participant-directed Transfers (as defined in Section 5.3):

          (1)1 If the Contractholder does not make available to you any of the Competing Investment Accounts identified in the Table of Investment Accounts, once you transfer funds from the FIA to an Investment Account, you may transfer funds to the FIA only after 90 days have elapsed since the date of your last transfer from the FIA.

          (1)2 If the Contractholder makes available to you any of the Competing Investment Accounts identified in the Table of Investment Accounts, the 90-day transfer restriction discussed in Paragraph
               (1) above does not apply. Instead:

               (A) if your FIA Account Value is less than $2,500 as of the first day of the Contract Year in which we receive the transfer request, you may transfer any amount from the FIA.

               (B) if your FIA Account Value is $2,500 or more as of the first day of the Contract Year in which we receive the transfer request, no more than 20% of your FIA Account Value as of the first day of that Contract Year less amounts previously transferred by you during that Contract Year may be transferred by you from the FIA as of the date we receive the transfer request.

     (b)  Contractholder-directed Transfers:

          (1) Contractholder-directed transfers to the FIA from an Investment Account are subject to our approval.

          (2) We may cease to permit Contractholder-directed transfers upon 30 days notice to the Contractholder.]

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


                              SECTION 6 - ANNUITIES

6.1 Annuity Purchases: Prior to notification of contract termination (but not thereafter), the Contractholder may withdraw all or a portion of your Account Value to provide an annuity reflecting Plan benefits. Such a withdrawal is not subject to a Withdrawal Charge. [On the date we receive an annuity purchase request, we transfer your entire Participant Account to the FIA if it is an available Investment Option, otherwise to the AUL Money Market Investment Account. Such amounts remain in the FIA or the AUL Money Market Investment Account until your full Account Value (reflecting gains and losses) is applied to purchase the annuity on the last day of the month preceding the Annuity Commencement Date. As of that annuity purchase date, your funds are no longer maintained in the Contract.]

     The Contractholder's annuity purchase request must specify the purpose for the annuity, the election of an annuity option, Annuity Commencement Date, the contingent annuitant or beneficiary, and any additional information we require. If the annuitant or the contingent annuitant dies before the Annuity Commencement Date, the annuity election is cancelled.

     The minimum amount which the Contractholder may apply to purchase an annuity is [$10,000].

6.2 Annuity Options: The Contractholder may elect any optional form of annuity we offer at the time of purchase. Available annuity options always include:

     (a) Life Annuity. A monthly annuity is payable as long as the annuitant lives.

     (b) Survivorship Annuity. A monthly annuity is payable as long as the annuitant lives. After the annuitant's death, all or a portion of the monthly annuity is paid to the contingent annuitant as long as the contingent annuitant lives.

     If a certain period annuity is available, the certain period may not extend beyond your life expectancy or the joint life expectancy of you and your contingent annuitant, as determined on the Annuity Commencement Date.

6.3 Determining Annuity Amount: We compute the annuity amount using the factors reflected in the Table of Guaranteed Immediate Annuities attached to the Contract. However, if our current single premium, nonparticipating, immediate annuity rates for this class of group annuity contracts produce a higher monthly annuity than the Table of Guaranteed Immediate Annuities, then that more favorable annuity rate is applied.

6.4 Proof of Age and Survival; Minimum Payments: We may require proof of any annuitant's or contingent annuitant's date of birth before commencing payments under any annuity. We may also require proof that an annuitant or contingent annuitant is living before making any annuity payment. If a monthly annuity is less than our current established minimum payment, we may make payments on a less-frequent basis.

6.5 Annuity Certificates: We issue to each person for whom an annuity is purchased a certificate setting forth the annuity's amount and terms.

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


                        SECTION 7 OTHER CONTRACT CHARGES

7.1 [Investment Option Charge (IOC): Under Section 4.4, the Accumulation Unit values of all Investment Accounts reflect the daily equivalent of an IOC expressed as an annual percentage.

     The IOC for an Investment Account is applied directly against the Investment Account and is equal to the sum of "x" + "y" where:

     "x" = a current charge for the investment advisory fees and for the operational, organizational, and other expenses of the corresponding Mutual Fund, Portfolio, or other entity in which the Investment Account invests. Periodically, for a given Investment Account, "x" will change to reflect changes in the related expenses and other factors. Any change in "x" for an Investment Account will be effective without prior written notice. Copies of the prospectuses or reports of the Mutual Fund, Portfolio, or other entity are available for review.

     "y" = a current combined mortality risk charge and expense risk charge of 1.25%.

7.2 Taxes: We may deduct charges equal to any premium tax we incur from the balance applied to purchase an annuity or at such other time as premium taxes are incurred by AUL. We may also deduct from Investment Accounts reasonable charges for federal, state, or local income taxes we incur that are attributable to such Investment Accounts.

7.3  Reduction  or  Waiver of  Charges:  We may  reduce or waive the  Withdrawal
     Charge or the charges discussed above if the appropriate expenses associated with the sale or administration of any contract are reduced or if a contract is sold covering our employees or directors, those of the AUL American Series Fund, Inc., or to either's affiliates.

7.4  Other Charges:

     [(a) We apply those charges listed in the Table of Contract Charges.

     (b) Charges due AUL for which the Plan is responsible, and which the Plan Sponsor and Contractholder have otherwise agreed to in writing, which are unpaid 60 days after the payment due date, will be deducted from Participant Accounts on a pro-rata basis. These charges may include, but are not limited to, participant statement mailing fees, Form 5500 fees, administrative fees, data reconciliation and reconstruction fees, commissions, and contract application/installation fees for a takeover Plan. Charges for which the Plan Sponsor (not the Plan) is responsible, and which the Plan Sponsor has otherwise agreed to in writing, must be paid by the Plan Sponsor. These charges include contract application/installation fees for a new Plan.]

[7.5 Variable Investment Plus (VIP) Credit Factor: We determine a VIP credit factor each month by multiplying the portions of the aggregate monthend Account Value in all Investment Accounts by the monthly equivalent of the corresponding annual VIP credit factors in the table

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


     below. The sum of these products is divided by the aggregate monthend Account Value in all Investment Accounts. We multiply the resulting percentage by your monthend Account Value in each Investment Account, and add the resulting amount to your Account Value for that Investment Account.

      Aggregate MonthEnd Account Value
      allocated to Investment Accounts                Annual VIP Credit Factors
          First  $   750,000                                0.10%
          Next   $   750,000                                0.30%
          Next   $ 1,000,000                                0.45%
          Next   $ 2,500,000                                0.75%
          Next   $ 5,000,000                                0.85%
          Over   $10,000,000                                0.95%

     The VIP Credit Factor may be reduced by an annual charge percentage equal to the current fixed dollar charge for expenses the Contractholder has selected and agreed to in its AUL administrative services agreement divided by the aggregate period-end Account Value in all Investment Accounts. Period-end will be month-end. Alternatively, at our option and upon 30 days notice to the Contractholder prior to the beginning of the next calendar quarter, we may use the aggregate calendar quarter-end Account Value in all Investment Accounts to calculate this charge. We also reserve the right to revert to a month-end calculation upon 30 days notice to the Contractholder prior to the beginning of the month in which the change is to be effective. Such charge percentage may not reduce the VIP Credit Factor below 0%.]

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



                        SECTION 8 CONTRACT MODIFICATIONS

8.1 Contract Amendment: The Contractholder and we may agree to any change or amendment to the Contract without the consent of any other person or entity. The Contract cannot be modified or amended, nor can any provision or condition be waived, except by written authorization of a corporate officer of AUL.

8.2 Rates and Section 7 Charges: We may announce new Guaranteed Rates, as described in Sections 3.2 and 3.3 (including the consolidation of existing Interest Pockets). However, as provided in Sections 3.2 and 3.3, we may not change the declared Guaranteed Rate applicable to an established Interest Pocket during the guaranteed period. We may also modify the charge levels in Section 7 (but may not exceed the maximum charge levels listed in the Table of Contract Charges) using the procedures of Section 8.5.

8.3 Conformance with Law: We may amend the Contract at any time, without the Contractholder's consent, or that of any other person or entity, if the amendment is reasonably needed to comply with, or give the Contractholder or you the benefit of, any provisions of federal or state laws. Any such amendment will be delivered to the Contractholder prior to its effective date.

8.4  Addition, Deletion, or Substitution of Investments:

     (a) We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by any Investment Account or that any Investment Account may purchase. We reserve the right to eliminate the shares of any of the eligible Mutual Funds, Portfolios, or other entities and to substitute shares of, or interests in, another Mutual Fund, Portfolio, or another investment vehicle, for shares already purchased or to be purchased in the future under the Contract, if the shares of any or all eligible Mutual Funds, Portfolios, or other entities are no longer available for investment or if further investment in any or all eligible Mutual Funds, Portfolios, or other entities becomes inappropriate in view of the purposes of the Contract. Where required under applicable law, we will not substitute any shares attributable to the Contractholder's interest in any Investment Account without notice, the Contractholder's approval or your approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators.

          Nothing contained herein will prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) We reserve the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund, Portfolio, or other entity, or in other securities or investment vehicles. We reserve the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions warrant. We reserve the right to provide other Investment Options under the Contract at any time. Subject to any required regulatory approvals, we reserve the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

     (c) In the event of any such substitution or change, we may, by appropriate amendment, make such changes in the Contract as may be necessary or appropriate to reflect such

GBErTDA.OM-C                        [(SBR)]                                  17
          substitution or change. Any transfer request or Investment Option election received on or after the effective date of such substitution or change which reflects the previous Investment Option which has been substituted or changed will be transacted using the new substituted or changed Investment Option. If deemed by us to be in the best interests of persons or entities having voting rights under the Contract, the Variable Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under the Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. We may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, we also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the Investment Accounts. 8.5 Our Right to Initiate Changes: In addition to those amendments permitted by Sections 8.2, 8.3, and 8.4, we may initiate an additional provision or modification of any other provision of the Contract (except for those prohibited amendments listed in Section 8.6) by giving the Contractholder [60 days] notice of such modification. Any such modification is effective without the Contractholder's affirmative assent.

8.6  Prohibited Amendments:

     (a) Notwithstanding our right to initiate changes under Section 8.5, we may not initiate changes to the minimum Guaranteed Rate specified in
          Section 3.4, our obligation to set Guaranteed Rates for the period of time specified in Sections 3.2 and 3.3, the payment provisions upon contract termination specified in Section 9.2, the maximum charge levels listed in the Table of Contract Charges, or the Table of Guaranteed Immediate Annuities.

     (b) No modification to the Contract may change the terms of a previously purchased annuity or reduce any interest guarantee applicable to your Participant Account balance held in the FIA on the modification's effective date.

GBErTDA.OM-C                        [(SBR)]                                  18

                        SECTION 9 TERMINATION OF CONTRACT


9.1 Termination by the Contractholder: The Contractholder may terminate the Contract by giving us notice and electing a form of payment described in
     Section 9.2. Such termination is effective on [the Business Day that we receive the Contractholder's notice.]

9.2 Payment Upon Termination by the Contractholder: If the Contractholder terminates the Contract, the Contractholder may elect the following options:

     (a)  Payment of  Investment  Accounts in Lump-Sum and FIA in  Installments:
          The Contractholder may have the aggregate Investment Account Withdrawal Value of all Participant Accounts paid to the Contractholder in a lump-sum, with the aggregate FIA Withdrawal Value of all Participant Accounts paid in [6] equal annual installments. The aggregate Investment Account Withdrawal Value will be determined on the termination effective date and paid within [7 days] from the termination effective date, except as we may be permitted to defer payment in accordance with appropriate provisions of the federal securities laws. The initial FIA installment is calculated on the termination effective date and paid within [7 days] from the termination effective date. Subsequent installments are paid on the anniversary of the termination effective date. During the installment payment period, interest is credited to amounts in the FIA at a rate equal to the current average Guaranteed Rate (as determined on the first installment payment date) of all the Contractholder's Interest Pockets, less [1%]. The minimum rate guarantee provided in Section 3.4 applies to the interest credited under this Section. Interest is paid with each installment.

     (b)  Transfer to Another  Contract:  [The  Contractholder  may transfer the aggregate Account Value of all Participant Accounts, or the Contractholder may permit you to transfer your Account Value, to any group annuity contract which has a withdrawal charge which we may make available. The Contractholder may transfer the aggregate Withdrawal Value of all Participant Accounts, or the Contractholder may permit you to transfer your Withdrawal Value, to any group annuity contract which does not have a withdrawal charge which we may make available. Any such amounts are transferred on the termination effective date.]

9.3 Termination by Us: We have the right, subject to applicable state law, to terminate your Participant Account at any time during the Contract Year if your Account Value is less than [$200] for the first Contract Year in which a Contribution is made for you, and [$400] for any subsequent Contract Year, and at least [6 months] have elapsed since the last previous
     Contribution for you to the Contract. If we elect to terminate your Account, the termination will be effective on the date [6 months] following the date we give notice to the Contractholder and you that your Account is to be terminated, provided that any Contributions made for you during the [6-month period] are insufficient to raise your Account Value up to the minimum level.

9.4 Payment Upon Termination by Us: As of the effective date of termination of your Participant Account by us, we may elect to have a single sum equal to your Account Value on the effective date of termination paid to the Contractholder within [7 days] from that date. Any such payment is in full settlement of your Account under the Contract and in lieu of any other payment under its terms.

GBErTDA.OM-C                        [(SBR)]                                  19

9.5 Indemnification Required: Payments or transfers under Section 9.2 are in full settlement of our obligations under the Contract. Prior to making such payments or transfers under Section 9.2, we may require the Contractholder and the Plan Sponsor to indemnify and hold us harmless from any and all losses, claims, or demands that may later be asserted against us in connection with the making of such payment or transfer.

9.6 Effect on Contract Obligations: Any annuities purchased prior to notification of contract termination are unaffected by a termination. We may refuse further Contributions at any time after a termination notice has been given. If we have been providing recordkeeping services, such services stop on [the termination effective date. If we cease to provide Plan recordkeeping for any reason, any administrative services agreement between the Contractholder and us regarding the Plan and/or the Contract is thereby terminated.] The Contract terminates automatically if no amounts remain in either the FIA or any Investment Account.

GBErTDA.OM-C                        [(SBR)]                                  20

                          SECTION 10 GENERAL PROVISIONS

10.1 Ownership: The Contractholder owns the Contract. No other person or entity has any right, title, or interest in the Contract or to amounts received or credited under it until such amounts are made available to them by the Contractholder. All amounts received or credited under the Contract become our property. We are obligated to make only the payments or distributions specified in the Contract.

10.2 Entire Contract: The Contract and the Contractholder's application constitute the entire agreement between the Contractholder and us. We are not a party to, nor bound by, a Plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under the Contract or under any such Plan, trust, custodial agreement, or other agreement.

10.3 Benefit Determinations: The Contractholder will furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on the Contractholder's instructions and certifications with respect to your benefits. The Contractholder is fully responsible for determining:

     (a) whether benefit payments are permitted under applicable law and the Plan and

     (b) the existence or amount of Excess Contributions (plus gains or minus losses thereon), or that returns of Excess Contributions are permitted by the Plan and the Code.

     We may rely on the Contractholder's or its designee's statements or representations in honoring any benefit payment request.

     [We require that you execute and submit to us an affidavit which we prepare in order that we may process your benefit payable under the Contract if the Contractholder, the Plan Sponsor, the Plan Trustee, and the Plan
     Administrator are no longer in existence at the time we receive your benefit payment request.]


10.4 Recordkeeping Services: [We generally provide Plan recordkeeping services when all of a Plan's funds are held under the Contract. We decline to provide Plan recordkeeping services if the Contractholder elects to allocate Plan funds to investments other than the Contract, or if the Plan's recordkeeping practices, in our judgment, impose an administrative or financial burden on us. If we cease to provide Plan recordkeeping for any reason, any administrative services agreement between the Contractholder and us regarding the Plan and/or the Contract is thereby terminated.]

10.5 Representations and Warranties: The Contractholder and we mutually represent and warrant, each to the other, that each is fully authorized to enter into the Contract and that the Contract is a valid and binding obligation and that the execution of the Contract does not violate any law, regulation, judgment, or order by which the representing party is bound. In addition, the Contractholder represents and warrants to us that:

     (a)  the Plan meets the requirements of Code Section 403(b);

     (b) the execution of the Contract has been authorized by the Plan fiduciary responsible for Plan investment decisions; and

GBErTDA.OM-C                        [(SBR)]                                  21

     (c) the execution or performance of the Contract does not violate any Plan provision or any law, regulation, judgment, or order by which the Plan is bound.

     We do not make any representation or warranty regarding the federal, state, or local tax status of the Contract, your Participant Account, or any transaction involving the Contract.

10.6 Contractholder Representative; Misstatement of Data: The Contractholder may designate a representative to act on its behalf under Sections 2 or 3 or to receive any payment under Sections 5 or 9. We may rely on any information the Contractholder, its designee, or you furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

10.7 Form of Request, Notice, Instruction, or Direction: When reference is made to the Contractholder, its designee, or you making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

10.8 [Quarterly] Statement of Your Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of your Account Value that is maintained under the Contract.

10.9 Conformity with Law: Any benefit payable under the Contract will not be less than the minimum benefit required by the insurance laws of the state in which the Contract is delivered. Language in the Contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within the Contract any such statutes or rules.

10.10 Gender and Number: Whenever the context so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

10.11 Facility of Payment: If you or any contingent annuitant or beneficiary is legally incapable of giving a valid receipt for any payment, if no guardian has been appointed, and if we receive a valid power of attorney for you or such contingent annuitant or beneficiary, we may pay the person or persons named in such power of attorney. We may also pay the Contractholder directly or as the Contractholder otherwise instructs. Any such payment fully discharges us to the extent of such payment.

10.12 Voting: We own all shares of a Mutual Fund, Portfolio, or other entity held in an Investment Account. We exercise the voting rights of such shares at all shareholder meetings on all matters requiring shareholder voting under the Investment Company Act of 1940 or other applicable laws. Our vote reflects instructions received from persons having the voting interest in the shares, as follows:

     (a) The Contractholder has the voting interest under the Contract. Unless otherwise required by applicable law, the number of shares of a Mutual Fund, Portfolio, or other entity for which the Contractholder may give voting instructions is determined by dividing the aggregate Account Values in the affected Investment Account by the net asset value of the shares of the Mutual Fund, Portfolio, or other entity. Fractional votes are counted. Our determination is made as of the date used by the Mutual Fund, Portfolio, or other entity to determine shareholders eligible to vote.

GBErTDA.OM-C                        [(SBR)]                                  22

     (b) We vote shares proportionally, to reflect the voting instructions we receive in a timely manner from the Contractholder and from all other contractholders. If no timely voting instructions are received from the Contractholder, we vote shares proportionally, to reflect the voting instructions we received in a timely manner for all other contracts.

     To the extent permitted by applicable law, we may vote shares in our own right or may modify the above procedures to reflect changes in the law or its interpretation.

     We will provide prospectuses and other reports as required by applicable federal law.

10.13Acceptance of New Participants or Contributions: We may refuse to accept new Participants or new Contributions at any time.

10.14Our Annual Statement: No provision of the Contract controls, determines, or modifies any annual statement made by us to any insurance department, contractholder, regulatory body, or other person. Nor does anything in such annual statement control, determine, or modify the provisions of the Contract.

10.15Nonforfeitability and Nontransferability: The entire Withdrawal Value of the vested portion (as determined pursuant to the Plan) of your Participant Account under the Contract is nonforfeitable at all times. No sum payable under the Contract with respect to you may be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person or entity other than us. In addition, to the extent permitted by law, no such sum shall in any way be subject to legal process requiring the payment of any claim against the payee.

10.16Notice of Annual Meeting of Members: By-law, Art II, Sec. 2: the regular annual meeting of the members of American United Mutual Insurance Holding Company shall be held at its principal place of business on [the third Thursday in February each year at ten o'clock A.M.] local time or at such other location, place, or time as may be designated by the Board of Directors. The election of directors shall be held at the annual meeting.

GBErTDA.OM-C                        [(SBR)]                                  23

                           [TABLE OF CONTRACT CHARGES

     (1) Participant Account Charge: We deduct a Participant Account Charge of up to $10 per Contract Quarter on the last day of each Contract Quarter from your Participant Account (if it is in existence on such day) for as long as your Account is in effect. Alternatively, we may bill this charge to the Contractholder. If the entire balance of your Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to the Contract, your Account Charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made will not be deducted from the amount applied or withdrawn and will not be billed to the Contractholder.

     (2) Loan Initiation Fee: We assess a Loan Initiation Fee of up to $100 against your Account if a Plan loan withdrawal is requested for you under the Contract.

     (3) Charge for Non-Electronic Transfers: We charge a service fee of up to $5 for non-electronic transfers between Investment Options, which will either be billed to the Contractholder or deducted from your Participant Account.

     (4) Distribution Fee: We bill the Contractholder for a Distribution Fee of up to $40 for you if a withdrawal is made under the Contract in which your entire Participant Account is distributed in a lump-sum. Alternatively, we may assess this Distribution Fee against your Participant Account if permitted under applicable law, regulations, and rulings.

     (5) Investment Advice Provider Fee: We bill the Contractholder for an Investment Advice Provider Fee in an amount separately agreed upon by the Contractholder and the third-party investment advice provider. Alternatively, we may assess this Investment Advice Provider Fee against your Account if you utilize the investment advice provider's services, if permitted under applicable law, regulations, and rulings. The entire fee collected by us will be forwarded to the investment advice provider. No portion of this fee will be retained by us.

     (6) Contract Termination Individual Participant Check Fee: We bill the Contractholder for a fee of up to $100 for you if an individual check is prepared for you upon contract termination. (This charge does not apply to a lump-sum payment to the Contractholder upon contract termination.) Alternatively, we may assess this fee against your Participant Account if permitted under applicable law, regulations, and rulings.]

GBErTDA.OM-C                        [(SBR)]                                  24

                    [TABLE OF GUARANTEED IMMEDIATE ANNUITIES

                   MONTHLY INCOME PER $1,000 OF ACCOUNT VALUE

                                                                                             10 YEAR CERTAIN
                         ADJUSTED AGE                     LIFE ANNUITY                        AND LIFE ANNUITY

                             45                              2.9690                              2.9632
                             46                              3.0190                              3.0124
                             47                              3.0715                              3.0641
                             48                              3.1269                              3.1185
                             49                              3.1852                              3.1756

                             50                              3.2466                              3.2357
                             51                              3.3115                              3.2988
                             52                              3.3800                              3.3653
                             53                              3.4525                              3.4352
                             54                              3.5291                              3.5088

                             55                              3.6104                              3.5863
                             56                              3.6966                              3.6678
                             57                              3.7881                              3.7536
                             58                              3.8850                              3.8437
                             59                              3.9877                              3.9382

                             60                              4.0964                              4.0374
                             61                              4.2115                              4.1414
                             62                              4.3334                              4.2505
                             63                              4.4626                              4.3650
                             64                              4.5994                              4.4850

                             65                              4.7442                              4.6108
                             66                              4.8977                              4.7425
                             67                              5.0608                              4.8804
                             68                              5.2347                              5.0250
                             69                              5.4213                              5.1766

                             70                              5.6229                              5.3356
                             71                              5.8412                              5.5020
                             72                              6.0778                              5.6755
                             73                              6.3336                              5.8552
                             74                              6.6097                              6.0404

                             75                              6.9084                              6.2302

Adjusted Age = Actual Age at Settlement (in years and completed months) less the following number of months: [.6 times (Birth Year 1915)] rounded to the nearest integer.

Guaranteed purchase rates are 96% of the net single premium for the benefit provided based on the unprojected 1994 Group Annuity Reserving Table for females with interest at 2%.]

GBErTDA.OM-C                        [(SBR)]                                  25

                          TABLE OF INVESTMENT ACCOUNTS

The following Investment Accounts are made available to the Contractholder under the Contract. By completing a form we require, the Contractholder may restrict the Investment Accounts the Contractholder makes available to you. Amounts allocated to any Investment Account identified below are invested in the shares of the corresponding Mutual Fund, Portfolio, or other entity listed below. [The Competing Investment Accounts marked with an asterisk (*) are not available if the Plan uses the FIA and if the Contractholder does not want the FIA 20% annual transfer restriction applicable to Participant-directed transfers provided in
Section 5.4(a)(2) to apply.


Investment Account                                      Mutual Fund, Portfolio, or Other Entity
------------------                                      ---------------------------------------
AUL American Aggressive Investor Portfolio              AUL American Aggressive Investor Portfolio
AUL American Bond                                       AUL American Bond
AUL American Conservative Investor Portfolio            AUL American Conservative Investor Portfolio
AUL American Equity                                     AUL American Equity
AUL American Managed                                    AUL American Managed
AUL American Moderate Investor Portfolio                AUL American Moderate Investor Portfolio
AUL American Money Market *                             AUL American Money Market
AUL American Tactical Asset Allocation Portfolio        AUL American Tactical Asset Allocation Portfolio
Alger American Growth                                   Alger American Growth
Alger American Balanced                                 Alger American Balanced
Alger American Leveraged All Cap                        Alger American Leveraged All Cap
American Century Equity Income                          American Century Equity Income
American Century Income and Growth                      American Century Income and Growth
American Century International Growth                   American Century International Growth
American Century Select                                 American Century Select
American Century Small Cap Value                        American Century Small Cap Value
American Century Ultra                                  American Century Ultra
American Century VP Capital Appreciation                American Century VP Capital Appreciation
Calvert Social MidCap Growth                            Calvert Social MidCap Growth
Fidelity VIP EquityIncome                               Fidelity VIP EquityIncome
Fidelity VIP Growth                                     Fidelity VIP Growth
Fidelity VIP High Income                                Fidelity VIP High Income
Fidelity VIP Overseas                                   Fidelity VIP Overseas
Fidelity VIP II Asset Manager                           Fidelity VIP II Asset Manager
Fidelity VIP II Contrafund                              Fidelity VIP II Contrafund
INVESCO Dynamics                                        INVESCO Dynamics
INVESCO Energy                                          INVESCO Energy
INVESCO Financial Services                              INVESCO Financial Services
INVESCO Health Sciences                                 INVESCO Health Sciences
INVESCO Technology                                      INVESCO Technology
INVESCO Telecommunications                              INVESCO Telecommunications
Janus Aspen Series Flexible Income Portfolio            Janus Aspen Series Flexible Income Portfolio
Janus Aspen Series Worldwide Growth Portfolio           Janus Aspen Series Worldwide Growth Portfolio
PBHG Emerging Growth Fund                               PBHG Emerging Growth Fund
PBHG Growth II                                          PBHG Growth II
PBHG Ins. Technology and Communication                  PBHG Ins. Technology and Communication
PBHG Large Cap Value Fund                               PBHG Large Cap Value Fund
SAFECO Resources Series Trust Equity Portfolio          SAFECO Resources Series Trust Equity Portfolio
SAFECO Resources Series Trust Growth Portfolio          SAFECO Resources Series Trust Growth Portfolio
State Street Equity 500 Index Fund                      State Street Equity 500 Index Fund
T. Rowe Price Equity Income Portfolio                   T. Rowe Price Equity Income Portfolio
T. Rowe Price European Stock                            T. Rowe Price European Stock
Vanguard Explorer                                       Vanguard Explorer
Vanguard ShortTerm Federal *                            Vanguard ShortTerm Federal]

GBErTDA.OM-C

             THE FOLLOWING PAGES ARE SPECIAL STATES PAGES THAT WERE

              FILED FOR FORM GBERTDA.OM-C. (EACH PAGE REFLECTS THE

                               APPROPRIATE STATE.)


GBErTDA.OM-C

                   American United Life Insurance Company (R)
                           Indianapolis, IN 46206-0368

CONTRACT NUMBER            [GA XX,XXX]

CONTRACTHOLDER             [ABC SCHOOL]

PARTICIPANT'S NAME         [JOHN DOE]

SOCIAL SECURITY NUMBER     [123456789]

American United Life Insurance Company hereby certifies that the Contractholder and AUL have entered into a MultipleFund Group Variable Annuity Contract (the Contract) in connection with the Contractholder's Internal Revenue Code Section 403(b) taxdeferred annuity Plan, and that AUL has created an account in your name to receive Contributions from the Contractholder for your benefit pursuant to the Contract. When used in this certificate, "we," "us," or "our" refer to AUL.

The only parties to the Contract are the Contractholder and AUL. All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at the Contractholder's direction.

Any amendments to, or changes in, the Contract will be binding and conclusive on you and your beneficiary.

This  certificate  is  not  itself  the  Contract,   but  is  a  certificate  of
participation in the Contract.

                                      AMERICAN UNITED LIFE INSURANCE COMPANY


                                      Secretary

                    Guaranteed Benefit Employer-Sponsored TDA
            Multiple-Fund Group Variable Annuity [(SBR)] Certificate
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THE CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

Use of adjusted age method will reduce the guaranteed annuity benefit.

If you have questions concerning the Contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

GBErTDA.OM-C                                (CT)                       [(SBR)]

                                                         SECTION 6 - ANNUITIES

6.1 Annuity Purchases: Prior to notification of contract termination (but not thereafter), the Contractholder may withdraw all or a portion of your Account Value to provide an annuity reflecting Plan benefits. Such a withdrawal is not subject to a Withdrawal Charge. [On the date we receive an annuity purchase request, we transfer your entire Participant Account to the FIA if it is an available Investment Option, otherwise to the AUL Money Market Investment Account. Such amounts remain in the FIA or the AUL Money Market Investment Account until your full Account Value (reflecting gains and losses) is applied to purchase the annuity on the last day of the month preceding the Annuity Commencement Date. As of that annuity purchase date, your funds are no longer maintained in the Contract.]

     The Contractholder's annuity purchase request must specify the purpose for the annuity, the election of an annuity option, Annuity Commencement Date, the contingent annuitant or beneficiary, and any additional information we require. If the annuitant or the contingent annuitant dies before the Annuity Commencement Date, the annuity election is cancelled.

     The minimum amount which the Contractholder may apply to purchase an annuity is [$10,000].

6.2 Annuity Options: The Contractholder may elect any optional form of annuity we offer at the time of purchase. Available annuity options always include:

     (a) Life Annuity. A monthly annuity is payable as long as the annuitant lives.

     (b) Survivorship Annuity. A monthly annuity is payable as long as the annuitant lives. After the annuitant's death, all or a portion of the monthly annuity is paid to the contingent annuitant as long as the contingent annuitant lives.

     If a certain period annuity is available, the certain period may not extend beyond your life expectancy or the joint life expectancy of you and your contingent annuitant, as determined on the Annuity Commencement Date.

6.3 Determining Annuity Amount: We compute the annuity amount using the annuitant's adjusted age on the Annuity Commencement Date and the factors shown in the Table of Guaranteed Immediate Annuities attached to this contract. Use of the adjusted age method results in a lower guaranteed annuity benefit than would be payable if the actual age method was used. However, if our current single premium nonparticipating immediate annuity rates for this class of group annuity contracts using the actual age method produces a higher monthly annuity than the Table of Guaranteed Immediate Annuities using the adjusted age method, then that more favorable rate will be applied.

6.4 Proof of Age and Survival; Minimum Payments: We may require proof of any annuitant's or contingent annuitant's date of birth before commencing payments under any annuity. We may also require proof that an annuitant or contingent annuitant is living before making any annuity payment. If a monthly annuity is less than our current established minimum payment, we may make payments on a less-frequent basis.

6.5 Annuity Certificates: We issue to each person for whom an annuity is purchased a certificate setting forth the annuity's amount and terms.

GBErTDA.OM-C                      (CT)                       [(SBR)]          14

                           [TABLE OF CONTRACT CHARGES

     (1) Participant Account Charge: We deduct a Participant Account Charge of up to $10 per Contract Quarter on the last day of each Contract Quarter from your Participant Account (if it is in existence on such day) for as long as your Account is in effect. Alternatively, we may bill this charge to the Contractholder. If the entire balance of your Participant Account is applied or withdrawn before the last day of the Contract Quarter pursuant to the Contract, your Account Charge attributable to the period of time which has elapsed since the first day of the Contract Quarter in which such application or withdrawal of funds is made will not be deducted from the amount applied or withdrawn and will not be billed to the Contractholder.

     (2) Charge for Non-Electronic Transfers: We charge a service fee of up to $5 for non-electronic transfers between Investment Options, which will either be billed to the Contractholder or deducted from your Participant Account.

     (3) Distribution Fee: We bill the Contractholder for a Distribution Fee of up to $40 for you if a withdrawal is made under the Contract in which your entire Participant Account is distributed in a lump-sum. Alternatively, we may assess this Distribution Fee against your Participant Account if permitted under applicable law, regulations, and rulings.

     (4) Investment Advice Provider Fee: We bill the Contractholder for an Investment Advice Provider Fee in an amount separately agreed upon by the Contractholder and the third-party investment advice provider. Alternatively, we may assess this Investment Advice Provider Fee against your Account if you utilize the investment advice provider's services, if permitted under applicable law, regulations, and rulings. The entire fee collected by us will be forwarded to the investment advice provider. No portion of this fee will be retained by us.

     (5) Contract Termination Individual Participant Check Fee: We bill the Contractholder for a fee of up to $100 for you if an individual check is prepared for you upon contract termination. (This charge does not apply to a lump-sum payment to the Contractholder upon contract termination.) Alternatively, we may assess this fee against your Participant Account if permitted under applicable law, regulations, and rulings.]


GBErTDA.OM-C            (CT)                                [(SBR)]          24

        7.5---- Variable Investment Plus (VIP) Credit Factor

SECTION 8  CONTRACT MODIFICATIONS                                          [17]

        8.1---- Contract Amendment
        8.2---- Rates and Section 7 Charges
        8.3---- Conformance with Law
        8.4---- Addition, Deletion, or Substitution of Investments 8.5---- Our Right to Initiate Changes
        8.6---- Prohibited Amendments

SECTION 9  TERMINATION OF CONTRACT                                         [19]

        9.1---- Termination by the Contractholder
        9.2---- Payment Upon Termination by the Contractholder
        9.3---- Termination by Us
        9.4---- Payment Upon Termination by Us
        9.5---- Indemnification Required
        9.6---- Effect on Contract Obligations

SECTION 10  GENERAL PROVISIONS                                             [21]

        10.1---- Ownership
        10.2---- Entire Contract
        10.3---- Benefit Determinations
        10.4---- Recordkeeping Services
        10.5---- Representations
        10.6---- Contractholder Representative; Misstatement of Data 10.7---- Form of Request, Notice, Instruction, or Direction 10.8---- [Quarterly] Statement of Your Account Value
        10.9---- Conformity with Law
        10.10--- Gender and Number
        10.11--- Facility of Payment
        10.12--- Voting
        10.13--- Acceptance of New Participants or Contributions
        10.14--- Our Annual Statement
        10.15--- Nonforfeitability and Nontransferability
        10.16--- Notice of Annual Meeting of Members

[TABLE OF CONTRACT CHARGES]                                                [24]

[TABLE OF GUARANTEED IMMEDIATE ANNUITIES]                                  [25]

[TABLE OF INVESTMENT ACCOUNTS]                                             [26]

GBErTDA.OM-C                      (KY)                       [(SBR)]          2

                          SECTION 10 GENERAL PROVISIONS

10.1 Ownership: The Contractholder owns the Contract. No other person or entity has any right, title, or interest in the Contract or to amounts received or credited under it until such amounts are made available to them by the Contractholder. All amounts received or credited under the Contract become our property. We are obligated to make only the payments or distributions specified in the Contract.

10.2 Entire Contract: The Contract and the Contractholder's application constitute the entire agreement between the Contractholder and us. We are not a party to, nor bound by, a Plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under the Contract or under any such Plan, trust, custodial agreement, or other agreement.

10.3 Benefit Determinations: The Contractholder will furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on the Contractholder's instructions and certifications with respect to your benefits. The Contractholder is fully responsible for determining:

     (a) whether benefit payments are permitted under applicable law and the Plan and

     (b) the existence or amount of Excess Contributions (plus gains or minus losses thereon), or that returns of Excess Contributions are permitted by the Plan and the Code.

     We may rely on the Contractholder's or its designee's statements or representations in honoring any benefit payment request.

     [We require that you execute and submit to us an affidavit which we prepare in order that we may process your benefit payable under the Contract if the Contractholder, the Plan Sponsor, the Plan Trustee, and the Plan
     Administrator are no longer in existence at the time we receive your benefit payment request.]

10.5 Recordkeeping Services: [We generally provide Plan recordkeeping services when all of a Plan's funds are held under the Contract. We decline to provide Plan recordkeeping services if the Contractholder elects to allocate Plan funds to investments other than the Contract, or if the Plan's recordkeeping practices, in our judgment, impose an administrative or financial burden on us. If we cease to provide Plan recordkeeping for any reason, any administrative services agreement between the Contractholder and us regarding the Plan and/or the Contract is thereby terminated.]

10.5 Representations: The Contractholder and we mutually represent, each to the other, that each is fully authorized to enter into the Contract and that the Contract is a valid and binding obligation and that the execution of the Contract does not violate any law, regulation, judgment, or order by which the representing party is bound. In addition, the Contractholder represents to us that:

     (a)  the Plan meets the requirements of Code Section 403(b);

     (b) the execution of the Contract has been authorized by the Plan fiduciary responsible for Plan investment decisions; and

GBErTDA.OM-C                      (KY)                      [(SBR)]          21

     (c) the execution or performance of the Contract does not violate any Plan provision or any law, regulation, judgment, or order by which the Plan is bound.

     We do not make any representation regarding the federal, state, or local tax status of the Contract, your Participant Account, or any transaction involving the Contract.

10.6 Contractholder Representative; Misstatement of Data: The Contractholder may designate a representative to act on its behalf under Sections 2 or 3 or to receive any payment under Sections 5 or 9. We may rely on any information the Contractholder, its designee, or you furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

10.7 Form of Request, Notice, Instruction, or Direction: When reference is made to the Contractholder, its designee, or you making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

10.8 [Quarterly] Statement of Your Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of your Account Value that is maintained under the Contract.

10.9 Conformity with Law: Any benefit payable under the Contract will not be less than the minimum benefit required by the insurance laws of the state in which the Contract is delivered. Language in the Contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within the Contract any such statutes or rules.

10.10 Gender and Number: Whenever the context so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

10.11 Facility of Payment: If you or any contingent annuitant or beneficiary is legally incapable of giving a valid receipt for any payment, if no guardian has been appointed, and if we receive a valid power of attorney for you or such contingent annuitant or beneficiary, we may pay the person or persons named in such power of attorney. We may also pay the Contractholder directly or as the Contractholder otherwise instructs. Any such payment fully discharges us to the extent of such payment.


10.12 Voting: We own all shares of a Mutual Fund, Portfolio, or other entity held in an Investment Account. We exercise the voting rights of such shares at all shareholder meetings on all matters requiring shareholder voting under the Investment Company Act of 1940 or other applicable laws. Our vote reflects instructions received from persons having the voting interest in the shares, as follows:

     (a) The Contractholder has the voting interest under the Contract. Unless otherwise required by applicable law, the number of shares of a Mutual Fund, Portfolio, or other entity for which the Contractholder may give voting instructions is determined by dividing the aggregate Account Values in the affected Investment Account by the net asset value of the shares of the Mutual Fund, Portfolio, or other entity. Fractional votes are counted. Our determination is made as of the date used by the Mutual Fund, Portfolio, or other entity to determine shareholders eligible to vote.

GBErTDA.OM-C                     (KY)                       [(SBR)]          22

        7.5---- Variable Investment Plus (VIP) Credit Factor

SECTION 8  CONTRACT MODIFICATIONS                                          [17]

        8.1---- Contract Amendment
        8.2---- Rates and Section 7 Charges
        8.3---- Conformance with Law
        8.4---- Addition, Deletion, or Substitution of Investments 8.5---- Our Right to Initiate Changes
        8.6---- Prohibited Amendments

SECTION 9  TERMINATION OF CONTRACT                                         [19]

        9.1---- Termination by the Contractholder
        9.2---- Payment Upon Termination by the Contractholder
        9.3---- Termination by Us
        9.4---- Payment Upon Termination by Us
        9.5---- Indemnification Required
        9.6---- Effect on Contract Obligations

SECTION 10  GENERAL PROVISIONS                                             [21]

        10.1---- Ownership
        10.2---- Entire Contract
        10.3---- Benefit Determinations
        10.4---- Recordkeeping Services
        10.5---- Representations
        10.6---- Contractholder Representative; Misstatement of Data 10.7---- Form of Request, Notice, Instruction, or Direction 10.8---- [Quarterly] Statement of Your Account Value
        10.9---- Conformity with Law
        10.10--- Gender and Number
        10.11--- Facility of Payment
        10.12--- Voting
        10.13--- Acceptance of New Participants or Contributions
        10.14--- Our Annual Statement
        10.15--- Nonforfeitability and Nontransferability
        10.16--- Notice of Annual Meeting of Members

[TABLE OF CONTRACT CHARGES]                                                [24]

[TABLE OF GUARANTEED IMMEDIATE ANNUITIES]                                  [25]

[TABLE OF INVESTMENT ACCOUNTS]                                             [26]

GBErTDA.OM-C                               (MN)              [(SBR)]          2

                          SECTION 10 GENERAL PROVISIONS

10.1 Ownership: The Contractholder owns the Contract. No other person or entity has any right, title, or interest in the Contract or to amounts received or credited under it until such amounts are made available to them by the Contractholder. All amounts received or credited under the Contract become our property. We are obligated to make only the payments or distributions specified in the Contract.

10.2 Entire Contract: The Contract and the Contractholder's application constitute the entire agreement between the Contractholder and us. We are not a party to, nor bound by, a Plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under the Contract or under any such Plan, trust, custodial agreement, or other agreement.

10.3 Benefit Determinations: The Contractholder will furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on the Contractholder's instructions and certifications with respect to your benefits. The Contractholder is fully responsible for determining:

     (a) whether benefit payments are permitted under applicable law and the Plan and

     (b) the existence or amount of Excess Contributions (plus gains or minus losses thereon), or that returns of Excess Contributions are permitted by the Plan and the Code.

     We may rely on the Contractholder's or its designee's statements or representations in honoring any benefit payment request.

     [We require that you execute and submit to us an affidavit which we prepare in order that we may process your benefit payable under the Contract if the Contractholder, the Plan Sponsor, the Plan Trustee, and the Plan
     Administrator are no longer in existence at the time we receive your benefit payment request.]

10.4 Recordkeeping Services: [We generally provide Plan recordkeeping services when all of a Plan's funds are held under the Contract. We decline to provide Plan recordkeeping services if the Contractholder elects to allocate Plan funds to investments other than the Contract, or if the Plan's recordkeeping practices, in our judgment, impose an administrative or financial burden on us. If we cease to provide Plan recordkeeping for any reason, any administrative services agreement between the Contractholder and us regarding the Plan and/or the Contract is thereby terminated.]

10.5 Representations: The Contractholder and we mutually represent, each to the other, that each is fully authorized to enter into the Contract and that the Contract is a valid and binding obligation and that the execution of the Contract does not violate any law, regulation, judgment, or order by which the representing party is bound. In addition, the Contractholder represents to us that:

     (a)  the Plan meets the requirements of Code Section 403(b);

     (b) the execution of the Contract has been authorized by the Plan fiduciary responsible for Plan investment decisions; and

GBErTDA.OM-C                               (MN)              [(SBR)]          21

     (c) the execution or performance of the Contract does not violate any Plan provision or any law, regulation, judgment, or order by which the Plan is bound.

     We do not make any representation regarding the federal, state, or local tax status of the Contract, your Participant Account, or any transaction involving the Contract.

10.6 Contractholder Representative; Misstatement of Data: The Contractholder may designate a representative to act on its behalf under Sections 2 or 3 or to receive any payment under Sections 5 or 9. We may rely on any information the Contractholder, its designee, or you furnish. We need not inquire as to the accuracy or completeness of such information. If any essential data pertaining to any person has been omitted or misstated, including, but not limited to, a misstatement of an annuitant's or contingent annuitant's age, we will make an equitable adjustment to provide the annuity or other benefit determined using correct data.

10.7 Form of Request, Notice, Instruction, or Direction: When reference is made to the Contractholder, its designee, or you making a request or giving notice, instruction, or direction, such request, notice, instruction, or direction must be in writing, or in a form otherwise acceptable to us, and is effective when we receive it.

10.8 [Quarterly] Statement of Your Account Value: Reasonably promptly after the end of each [Contract Quarter], we will prepare a statement of your Account Value that is maintained under the Contract.

10.9 Conformity with Law: Any benefit payable under the Contract will not be less than the minimum benefit required by the insurance laws of the state in which the Contract is delivered. Language in the Contract referring to state or federal tax, securities, or other statutes or rules do not incorporate within the Contract any such statutes or rules.

10.10 Gender and Number: Whenever the context so requires, the plural includes the singular, the singular the plural, and the masculine the feminine.

10.11 Facility of Payment: If you or any contingent annuitant or beneficiary is legally incapable of giving a valid receipt for any payment, if no guardian has been appointed, and if we receive a valid power of attorney for you or such contingent annuitant or beneficiary, we may pay the person or persons named in such power of attorney. We may also pay the Contractholder directly or as the Contractholder otherwise instructs. Any such payment fully discharges us to the extent of such payment.

10.12 Voting: We own all shares of a Mutual Fund, Portfolio, or other entity held in an Investment Account. We exercise the voting rights of such shares at all shareholder meetings on all matters requiring shareholder voting under the Investment Company Act of 1940 or other applicable laws. Our vote reflects instructions received from persons having the voting interest in the shares, as follows:

     (a) The Contractholder has the voting interest under the Contract. Unless otherwise required by applicable law, the number of shares of a Mutual Fund, Portfolio, or other entity for which the Contractholder may give voting instructions is determined by dividing the aggregate Account Values in the affected Investment Account by the net asset value of the shares of the Mutual Fund, Portfolio, or other entity. Fractional votes are counted. Our determination is made as of the date used by the Mutual Fund, Portfolio, or other entity to determine shareholders eligible to vote.


GBErTDA.OM-C                              (MN)              [(SBR)]          22

     (b) Regarding death benefits specifically, notwithstanding the provisions of Section 9, upon receipt from the Contractholder of instructions and of due proof of your (and, if applicable, your beneficiary's) death prior to the date your Account is closed, we will apply your Account Value, minus any charges described in Section 7 that are not included in the Accumulation Unit value, for the purpose of providing a death benefit under the Plan. The death benefit will be paid to your beneficiary according to the method of payment elected by your beneficiary (unless such method of payment was previously elected by you). Your beneficiary may also designate a beneficiary.

          The death benefit will be payable:

          (1) in a single sum or other method not provided in (2) below; provided, however, that your entire Account Value, minus any charges described in Section 7 that are not included in the Accumulation Unit value, must be paid to your beneficiary on or before December 31 of the calendar year which contains the fifth anniversary of your death, or

          (2)  as an annuity in  accordance  with the Annuity  Options  shown in
               Section 6.2 over a period not to exceed the life or life expectancy of your beneficiary. If your beneficiary is not your surviving spouse, the annuity must begin on or before December 31 of the calendar year immediately following the calendar year in which you die. If your beneficiary is your surviving spouse, the annuity need not begin before December 31 of the calendar year in which you would have attained age 70 1/2.

          If you die on or after your Annuity Commencement Date, any interest remaining under the Annuity Option selected will be paid at least as rapidly as prior to your death.

          Settlement of a death benefit must be made within 30 days of receipt of proof of death by AUL. The beneficiary, within 30 days of receipt of proof of death by AUL, may elect the settlement option to leave the death benefit on deposit in the contract pursuant to the provisions of the contract.

          However, if settlement is not made within 30 days of receipt of proof of death by AUL, the death benefit shall be transferred to [the Fixed Interest Account] on the 30th day (or on the preceding Business Day, if the 30th day is not a Business Day) and held in [the Fixed Interest Account] until paid. Upon transfer to [the Fixed Interest Account], the death benefit will earn interest at the discount rate on 90-day commercial paper in effect at the Federal Reserve Bank in the ninth Federal Reserve district at the time of proof of death, until paid.

     (c) Under Subsection (a)(2) (A), (B), (C), and (D) and under (a)(3) above, if your entire Account Value is withdrawn, the amount paid equals your Withdrawal Value minus any charges described in Section 7 which are not included in the Accumulation Unit value. If a portion of your Account Value is withdrawn, your Account Value is reduced by an amount sufficient to make the payment requested and to cover the Withdrawal Charge and any charges described in Section 7 which are not included in the Accumulation Unit value.

     (d) Notwithstanding the previous provisions of this Section, in the first Contract Year in which your Account is established, the Contractholder may withdraw from your Account up to [10%] of the sum of your Account Value (determined as of the later of the Contract Date or the Contract Anniversary immediately preceding the withdrawal request) plus Contributions made for you during that Contract Year, without application of the Withdrawal Charge. The Contractholder may do the same in the next succeeding Contract Year. In any subsequent Contract Year, the Contractholder may withdraw from your Account up to [10%] of your Account Value (determined as of the Contract Anniversary immediately preceding the withdrawal request) without application of the Withdrawal Charge.

5.3 Transfers between Investment Options: The Contractholder may direct us to transfer amounts between Investment Options, or to initiate Participant-directed transfers between Investment Options. A transfer is deemed "Participant-directed" only if it reflects your investment choice, free of any suggestion or influence by the Contractholder, the Plan
     Sponsor, or any fiduciary or other party to the administration or management of the Plan [(with the exception of any investment advice rendered by a third-party provider for whom an Investment Advice Provider Fee is earned under the
GBErTDA.OM-C                    (MT)                         [(SBR)]          12

                   American United Life Insurance Company(R)
                           Indianapolis, IN 46206-0368

CONTRACT NUMBER            [GA XX,XXX]

CONTRACTHOLDER             [ABC SCHOOL]

PARTICIPANT'S NAME         [JOHN DOE]

SOCIAL SECURITY NUMBER     [123456789]

American United Life Insurance Company hereby certifies that the Contractholder and AUL have entered into a MultipleFund Group Variable Annuity Contract (the Contract) in connection with the Contractholder's Internal Revenue Code Section 403(b) taxdeferred annuity Plan, and that AUL has created an account in your name to receive Contributions from the Contractholder for your benefit pursuant to the Contract. When used in this certificate, "we," "us," or "our" refer to AUL.

The only parties to the Contract are the Contractholder and AUL. All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at the Contractholder's direction.

Any amendments to, or changes in, the Contract will be binding and conclusive on you and your beneficiary.

This  certificate  is  not  itself  the  Contract,   but  is  a  certificate  of
participation in the Contract.

                                        AMERICAN UNITED LIFE INSURANCE COMPANY


                                        Secretary

                    Guaranteed Benefit Employer-Sponsored TDA
            Multiple-Fund Group Variable Annuity [(SBR)] Certificate
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THE CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning the Contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

                             (A Stock Company)
GBErTDA.OM-C                        (NE)                                [(SBR)]

                        SECTION 7 OTHER CONTRACT CHARGES

7.1 [Investment Option Charge (IOC): Under Section 4.4, the Accumulation Unit values of all Investment Accounts reflect the daily equivalent of an IOC expressed as an annual percentage.

     The IOC for an Investment Account is applied directly against the Investment Account and is equal to the sum of "x" + "y" where:

     "x" = a current charge for the investment advisory fees and for the operational, organizational, and other expenses of the corresponding Mutual Fund, Portfolio, or other entity in which the Investment Account invests. Periodically, for a given Investment Account, "x" will change to reflect changes in the related expenses and other factors. Any change in "x" for an Investment Account will be effective without prior written notice. Copies of the prospectuses or reports of the Mutual Fund, Portfolio, or other entity are available for review.

     "y" = a current combined mortality risk charge and expense risk charge of 1.25%.

7.2 Taxes: We may deduct from Investment Accounts reasonable charges for federal, state, or local income taxes we incur that are attributable to such Investment Accounts.

7.3  Reduction  or  Waiver of  Charges:  We may  reduce or waive the  Withdrawal
     Charge or the charges discussed above if the appropriate expenses associated with the sale or administration of any contract are reduced or if a contract is sold covering our employees or directors, those of the AUL American Series Fund, Inc., or to either's affiliates.

7.4  Other Charges:

     [(a) We apply those charges listed in the Table of Contract Charges.

     (j) Charges due AUL for which the Plan is responsible, and which the Plan Sponsor and Contractholder have otherwise agreed to in writing, which are unpaid 60 days after the payment due date, will be deducted from Participant Accounts on a pro-rata basis. These charges may include, but are not limited to, participant statement mailing fees, Form 5500 fees, administrative fees, data reconciliation and reconstruction fees, commissions, and contract application/installation fees for a takeover Plan. Charges for which the Plan Sponsor (not the Plan) is responsible, and which the Plan Sponsor has otherwise agreed to in writing, must be paid by the Plan Sponsor. These charges include contract application/installation fees for a new Plan.]

[7.5 Variable Investment Plus (VIP) Credit Factor: We determine a VIP credit factor each month by multiplying the portions of the aggregate monthend Account Value in all Investment Accounts by the monthly equivalent of the corresponding annual VIP credit factors in the table


GBErTDA.OM-C                    (NM)                         [(SBR)]          15

                   American United Life Insurance Company (R)
                           Indianapolis, IN 46206-0368

CONTRACT NUMBER            [GA XX,XXX]

CONTRACTHOLDER             [ABC SCHOOL]

PARTICIPANT'S NAME         [JOHN DOE]

SOCIAL SECURITY NUMBER     [123456789]

American United Life Insurance Company hereby certifies that the Contractholder and AUL have entered into a MultipleFund Group Variable Annuity Contract (the Contract) in connection with the Contractholder's Internal Revenue Code Section 403(b) taxdeferred annuity Plan, and that AUL has created an account in your name to receive Contributions from the Contractholder for your benefit pursuant to the Contract. When used in this certificate, "we," "us," or "our" refer to AUL.

The only parties to the Contract are the Contractholder and AUL. All rights and benefits are determined in accordance with the provisions of the Contract.

Benefits under the Contract will be paid at the Contractholder's direction.

Any amendments to, or changes in, the Contract will be binding and conclusive on you and your beneficiary.

This  certificate  is  not  itself  the  Contract,   but  is  a  certificate  of
participation in the Contract.

                                     AMERICAN UNITED LIFE INSURANCE COMPANY


                                     Secretary

                    Guaranteed Benefit Employer-Sponsored TDA
            Multiple-Fund Group Variable Annuity [(SBR)] Certificate
                            Current Interest Credited
                                Nonparticipating

ACCUMULATION UNITS IN AN INVESTMENT ACCOUNT UNDER THE CONTRACT MAY INCREASE OR DECREASE IN VALUE ACCORDING TO THE INVESTMENT PERFORMANCE OF THE UNDERLYING INVESTMENTS HELD BY THE INVESTMENT ACCOUNT. THE VALUE OF SUCH ASSETS AND ACCUMULATION UNITS IS NOT GUARANTEED. SECTION [4] OF THE CONTRACT EXPLAINS THE VALUATION OF SUCH ASSETS AND ACCUMULATION UNITS.

If you have questions concerning the Contract, or wish to register a complaint, you may reach us by calling [1-800-261-9618].

WARNING: Any person who knowingly, and with intent to injure, defraud, or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete, or misleading information is guilty of a felony.

GBErTDA.OM-C                                (Oklahoma)                [(SBR)]

                          SECTION 10 GENERAL PROVISIONS

10.1 Ownership: The Contractholder owns the Contract. No other person or entity has any right, title, or interest in the Contract or to amounts received or credited under it until such amounts are made available to them by the Contractholder. All amounts received or credited under the Contract become our property. We are obligated to make only the payments or distributions specified in the Contract.

10.2 Entire Contract: The Contract and the Contractholder's application, and any amendments, riders, or endorsements to the contract constitute the entire agreement between the Contractholder and us. We are not a party to, nor bound by, a Plan, trust, custodial agreement, or other agreement, or any amendment or modification to any of the same. We are not a fiduciary under the Contract or under any such Plan, trust, custodial agreement, or other agreement.

10.3 Benefit Determinations: The Contractholder will furnish us whatever information is necessary to establish the eligibility for and amount of annuity or other benefit due. We rely solely on the Contractholder's instructions and certifications with respect to your benefits. The Contractholder is fully responsible for determining:

     (a) whether benefit payments are permitted under applicable law and the Plan and

     (b) the existence or amount of Excess Contributions (plus gains or minus losses thereon), or that returns of Excess Contributions are permitted by the Plan and the Code.

     We may rely on the Contractholder's or its designee's statements or representations in honoring any benefit payment request.

     [We require that you execute and submit to us an affidavit which we prepare in order that we may process your benefit payable under the Contract if the Contractholder, the Plan Sponsor, the Plan Trustee, and the Plan
     Administrator are no longer in existence at the time we receive your benefit payment request.]

10.1 Recordkeeping Services: [We generally provide Plan recordkeeping services when all of a Plan's funds are held under the Contract. We decline to provide Plan recordkeeping services if the Contractholder elects to allocate Plan funds to investments other than the Contract, or if the Plan's recordkeeping practices, in our judgment, impose an administrative or financial burden on us. If we cease to provide Plan recordkeeping for any reason, any administrative services agreement between the Contractholder and us regarding the Plan and/or the Contract is thereby terminated.]

10.5 Representations and Warranties: The Contractholder and we mutually represent and warrant, each to the other, that each is fully authorized to enter into the Contract and that the Contract is a valid and binding obligation and that the execution of the Contract does not violate any law, regulation, judgment, or order by which the representing party is bound. In addition, the Contractholder represents and warrants to us that:

     (a)  the Plan meets the requirements of Code Section 403(b);

     (b) the execution of the Contract has been authorized by the Plan fiduciary responsible for Plan investment decisions; and

GBErTDA.OM-C        (Oklahoma)                          [(SBR)]              21

                        SECTION 8 CONTRACT MODIFICATIONS

8.1 Contract Amendment: The Contractholder and we may agree to any change or amendment to the Contract without the consent of any other person or entity. The Contract cannot be modified or amended, nor can any provision or condition be waived, except by written authorization of a corporate officer of AUL.

8.2 Rates and Section 7 Charges: We may announce new Guaranteed Rates, as described in Sections 3.2 and 3.3 (including the consolidation of existing Interest Pockets). However, as provided in Sections 3.2 and 3.3, we may not change the declared Guaranteed Rate applicable to an established Interest Pocket during the guaranteed period. We may also modify the charge levels in Section 7 (but may not exceed the maximum charge levels listed in the Table of Contract Charges) using the procedures of Section 8.5.

8.3 Conformance with Law: We may amend the Contract at any time, without the Contractholder's consent, or that of any other person or entity, if the amendment is reasonably needed to comply with, or give the Contractholder or you the benefit of, any provisions of federal or state laws. Any such amendment must be approved by the state of Vermont and will be delivered to the Contractholder prior to its effective date.

8.4  Addition, Deletion, or Substitution of Investments:

     (a) We reserve the right, subject to compliance with applicable law, to make additions to, deletions from, substitution for, or combinations of, the securities that are held by any Investment Account or that any Investment Account may purchase. We reserve the right to eliminate the shares of any of the eligible Mutual Funds, Portfolios, or other entities and to substitute shares of, or interests in, another Mutual Fund, Portfolio, or another investment vehicle, for shares already purchased or to be purchased in the future under the Contract, if the shares of any or all eligible Mutual Funds, Portfolios, or other entities are no longer available for investment or if further investment in any or all eligible Mutual Funds, Portfolios, or other entities becomes inappropriate in view of the purposes of the Contract. Where required under applicable law, we will not substitute any shares attributable to the Contractholder's interest in any Investment Account without notice, the Contractholder's approval or your approval, or prior approval of the Securities and Exchange Commission or a state insurance commissioner, and without following the filing or other procedures established by applicable state insurance regulators.

          Nothing contained herein will prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by a majority of other contractholders or as permitted by federal law.

     (b) We reserve the right to establish additional Investment Accounts, each of which would invest in the corresponding Mutual Fund, Portfolio, or other entity, or in other securities or investment vehicles. We reserve the right to eliminate or combine existing Investment Accounts if marketing, tax, or investment conditions warrant. We reserve the right to provide other Investment Options under the Contract at any time. Subject to any required regulatory approvals, we reserve the right to transfer assets from any Investment Account to another separate account of AUL or Investment Account.

GBErTDA.OM-C            (VT)                                [(SBR)]          17

     (c) In the event of any such substitution or change, we may, by appropriate amendment, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. Any transfer request or Investment Option election received on or after the effective date of such substitution or change which reflects the previous Investment Option which has been substituted or changed will be transacted using the new substituted or changed Investment Option. If deemed by us to be in the best interests of persons or entities having voting rights under the Contract, the Variable Account may be operated as a management investment company under the Investment Company Act of 1940 or any other form permitted by law, it may be deregistered in the event such registration is no longer required under the Investment Company Act of 1940, or it may be combined with other separate accounts of AUL or an affiliate thereof. We may take such action as is necessary to comply with, or to obtain, exemptions from the Securities and Exchange Commission with regard to the Variable Account. Subject to compliance with applicable law, we also may combine one or more Investment Accounts and may establish a committee, board, or other group to manage one or more aspects of the Investment Accounts.

8.5 Our Right to Initiate Changes: In addition to those amendments permitted by Sections 8.2, 8.3, and 8.4, we may initiate an additional provision or modification of any other provision of the Contract (except for those prohibited amendments listed in Section 8.6) by giving the Contractholder [60 days] notice prior to contract anniversary of such modification. Any such modification is effective without the Contractholder's affirmative assent.

8.6  Prohibited Amendments:

     (a) Notwithstanding our right to initiate changes under Section 8.5, we may not initiate changes to the minimum Guaranteed Rate specified in
          Section 3.4, our obligation to set Guaranteed Rates for the period of time specified in Sections 3.2 and 3.3, the payment provisions upon contract termination specified in Section 9.2, the maximum charge levels listed in the Table of Contract Charges, or the Table of Guaranteed Immediate Annuities.


     (b) No modification to the Contract may change the terms of a previously purchased annuity or reduce any interest guarantee applicable to your Participant Account balance held in the FIA on the modification's effective date.

GBErTDA.OM-C                             (WI)              [(SBR)]          18